              As filed with the Securities and Exchange Commission





                                on April 10, 2003


                         Securities Act File No. 2-94841
                    Investment Company Act File No. 811-4170

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [x]

                         Pre-Effective Amendment No.                        [ ]


                       Post-Effective Amendment No. 21                      [x]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                                 [x]


                              Amendment No. 22                              [x]


                        (Check appropriate box or boxes)

                  Credit Suisse New York Tax Exempt Fund, Inc.
     (formerly Credit Suisse Warburg Pincus New York Tax Exempt Fund, Inc.)
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              466 Lexington Avenue
               New York, New York                    10017-3140
---------------------------------------              ----------
(Address of Principal Executive Offices)             (Zip Code)



       Registrant's Telephone Number, including Area Code: (212) 875-3500



                                Hal Liebes, Esq.
                  Credit Suisse New York Tax Exempt Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140
                 ----------------------------------------------
                     (Name and Address of Agent for Service)
                                    Copy to:






                             Dianne O'Donnell, Esq.

                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: May 1, 2003.


It is proposed that this filing will become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)


[x]      on May 1, 2003 pursuant to paragraph (b)


[ ]      60 days after filing pursuant to paragraph (a)(1)

[ ]      on (date) pursuant to paragraph (a)(1)

[ ]      75 days after filing pursuant to paragraph (a)(2)

[ ]      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus


             COMMON CLASS
             May 1, 2003


                        - CREDIT SUISSE

                          CASH RESERVE FUND

                        - CREDIT SUISSE
                          NEW YORK TAX EXEMPT FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                                    CONTENTS


KEY POINTS....................... .......................           4
   Goals and Principal Strategies........................           4
   A Word About Risk.....................................           4
   Investor Profile......................................           6
PERFORMANCE SUMMARY......................................           8
   Year-by-Year Total Returns............................           8
   Average Annual Total Returns..........................           8
INVESTOR EXPENSES........................................           9
   Fees and Fund Expenses................................           9
   Example...............................................          10
THE FUNDS IN DETAIL......................................          11
   The Management Firm...................................          11
   Multi-Class Structure.................................          11
   Fund Information Key..................................          11
CASH RESERVE FUND........................................          13
NEW YORK TAX EXEMPT FUND.................................          16
MORE ABOUT RISK..........................................          19
   Introduction..........................................          19
   Types of Investment Risk..............................          19
   Certain Investment Practices..........................          21
MORE ABOUT YOUR FUND.....................................          23
   Share Valuation.......................................          23
   Account Statements....................................          23
   Distributions.........................................          23
   Taxes.................................................          24
BUYING SHARES............................................          26
   Opening an Account....................................          26
   Buying and Selling Shares.............................          26
   Financial-Services Firms..............................          26
   Adding an Account.....................................          27
   Investment Checks.....................................          27
SELLING SHARES...........................................          29
   Selling Shares in Writing.............................          30
   Recently Purchased Shares.............................          30
   Low-Balance Accounts..................................          30
SHAREHOLDER SERVICES.....................................          31
   Automatic Services....................................          31
   Statements and Reports................................          31
   Retirement Plans......................................          31
   Transfers/Gifts to Minors.............................          31
   Account Changes.......................................          31
OTHER POLICIES...........................................          32
   Transaction Details...................................          32
   Special Situations....................................          32
OTHER INFORMATION........................................          33
   About the Distributor.................................          33
FOR MORE INFORMATION.....................................  back cover

                                   KEY POINTS



                         GOALS AND PRINCIPAL STRATEGIES




---------------------------------------------------------------------------------------------------------------------------------
FUND/GOAL                  PRINCIPAL STRATEGIES                                               PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------------------------------------
CASH RESERVE FUND          - A money market fund that invests in high-quality money-market    - Credit risk
High current income          instruments:                                                     - Income risk
consistent with liquidity                                                                     - Industry concentration
and stability of             - obligations issued or guaranteed by the U.S. government, its   - Interest-rate risk
principal                      agencies or instrumentalities                                  - Market risk
                             - bank and corporate debt obligations
                           - Concentrates its investments in the banking industry
                           - Portfolio managers select investments based on factors such as yield, maturity and liquidity, within the context of their interest-rate outlook
                           - Seeks to maintain a stable share price of $1
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK TAX EXEMPT FUND   -  A money market fund that invests in high-quality, short-term    - Credit risk
As high a level of            tax-exempt New York municipal securities -- debt obligations    - Income risk
current interest income       whose interest is                                               - Interest-rate risk
exempt from federal, New      exempt from federal, New York state and New York City           - Market risk
York state and New York       income taxes                                                    - New York municipal securities
City personal income       -  Fund dividends derived from interest on New York municipal      - Non-diversified status
taxes as is consistent        securities remain tax-exempt when distributed to New York
with preservation of          state residents
capital and liquidity      -  Portfolio managers select investments based on factors such as yield, maturity and liquidity, within the context of their interest-rate outlook
                           -  Seeks to maintain a stable share price of $1
---------------------------------------------------------------------------------------------------------------------------------



     A WORD ABOUT RISK



   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.



   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund.



   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a fund.

CREDIT RISK


Both funds



   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.



INCOME RISK


Both funds



   A fund's income level may decline because of falling interest rates and other market conditions. Each fund's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.



INDUSTRY CONCENTRATION


Cash Reserve Fund



   Investing more than 25% of its assets in the banking industry will subject the fund to risks associated with investing in banks and banking-related companies. These risks include interest-rate, market and regulatory risks.



INTEREST-RATE RISK


Both funds



   Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.



   A sharp and unexpected rise in interest rates could cause a money-market fund's share price to drop below $1. However, the extremely short maturity of securities held in money-market portfolios -- a means of achieving an overall fund objective of principal safety -- reduces their potential for price fluctuation.



MARKET RISK


Both funds



   The market value of a security may fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including debt securities and the mutual funds that invest in them.



NEW YORK MUNICIPAL SECURITIES


New York Tax Exempt Fund



   The default or credit-rating downgrade of a New York state or New York City issuer could affect the market values and marketability of all New York municipal securities and hurt the fund's yield or share price.




NON-DIVERSIFIED STATUS


New York Tax Exempt Fund



   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.



     INVESTOR PROFILE



   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:



 - want to preserve the value of their investment



 - are seeking a mutual fund for the money-market portion of an asset-allocation portfolio



 - want easy access to their money through checkwriting and wire-redemption privileges



 - are investing emergency reserves or other money for which safety and accessibility are more important than total return



 - for the New York Tax Exempt Fund only, seek tax-exempt income from their investment



   THESE FUNDS MAY NOT BE APPROPRIATE IF YOU:



 - want federal deposit insurance



 - desire the higher income available from longer-term fixed-income funds



 - are investing for capital appreciation



 - In addition, the New York Tax Exempt Fund is not appropriate for IRAs or other tax-advantaged retirement plans.



   You should base your selection of a fund on your own goals, risk preferences and time horizon.

                       This page intentionally left blank

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year over the past 10 years. As with all mutual funds, past performance is not a prediction of the future.


                           YEAR-BY-YEAR TOTAL RETURNS
YEAR ENDED 12/31:
[BAR CHART--AMOUNTS ARE PERCENTAGES]


                                                                           CASH RESERVE FUND
                                                                           -----------------
1993                                                                             2.77
1994                                                                             3.88
1995                                                                             5.63
1996                                                                             5.05
1997                                                                             5.19
1998                                                                             5.12
1999                                                                             4.74
2000                                                                             6.08
2001                                                                             3.77
2002                                                                             1.25


CASH RESERVE FUND

  BEST QUARTER:  1.43% (Q1 02)
  WORST QUARTER:  0.29% (Q4 02)
  INCEPTION DATE: 4/16/85

YEAR ENDED 12/31:

                                                                       NEW YORK TAX EXEMPT FUND
                                                                       ------------------------
1993                                                                             1.78
1994                                                                             2.25
1995                                                                             3.32
1996                                                                             2.92
1997                                                                             3.10
1998                                                                             2.92
1999                                                                             2.70
2000                                                                             3.46
2001                                                                             2.13
2002                                                                             0.90


NEW YORK TAX EXEMPT FUND


  BEST QUARTER:  0.39% (Q4 01)


  WORST QUARTER:  0.21% (Q3 02)


  INCEPTION DATE: 4/16/85


                          AVERAGE ANNUAL TOTAL RETURNS


                                       ONE YEAR   5 YEARS    10 YEARS   LIFE OF   INCEPTION
       PERIOD ENDED 12/31/02:            2002    1998-2002  1993-2002    CLASS       DATE
 CASH RESERVE FUND--COMMON CLASS        1.25%      4.18%      4.34%      2.65%     4/16/85
 NEW YORK TAX EXEMPT FUND--
 COMMON CLASS                            .90%      2.43%      2.55%      1.57%     4/18/85


The total returns shown above are not the funds' yields. A fund's yield more closely reflects the fund's current earnings.

     YIELD

  To obtain a fund's current 7-day yield, call toll-free 800-927-2874.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses for the fiscal year ended December 31, 2002.



------------------------------------------------------------------------------------------
                                                      CASH              NEW YORK
                                                     RESERVE           TAX EXEMPT
                                                      FUND                FUND
SHAREHOLDER FEES
(paid directly from your investment)
------------------------------------------------------------------------------------------
Sales charge (load) on purchases                          NONE                NONE
------------------------------------------------------------------------------------------
Deferred sales charge (load)                              NONE                NONE
------------------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions           NONE                NONE
------------------------------------------------------------------------------------------
Redemption fees                                           NONE                NONE
------------------------------------------------------------------------------------------
Exchange fees                                             NONE                NONE
------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
------------------------------------------------------------------------------------------
Management fee                                           0.35%               0.25%
------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee                      NONE                NONE
------------------------------------------------------------------------------------------
Other expenses                                           0.34%               0.38%
------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*                    0.69%               0.63%
------------------------------------------------------------------------------------------



(*) Expected fees and expenses for the fiscal year ending December 31, 2003
    (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.



                                                    CASH              NEW YORK
          EXPENSES AFTER WAIVERS,                  RESERVE           TAX EXEMPT
         REIMBURSEMENTS OR CREDITS                  FUND                FUND
Management fee                                     0.21%               0.17%
Distribution and service (12b-1) fee                NONE                NONE
Other expenses                                     0.34%               0.38%
                                                    ----                ----
NET ANNUAL FUND OPERATING EXPENSES                 0.55%               0.55%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the previous page (before fee waivers, expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:



---------------------------------------------------------------------------------------------
                                  ONE YEAR       THREE YEARS    FIVE YEARS     TEN YEARS
---------------------------------------------------------------------------------------------
CASH RESERVE FUND                      $70            $221           $384           $859
---------------------------------------------------------------------------------------------
NEW YORK TAX EXEMPT FUND               $64            $202           $351           $786
---------------------------------------------------------------------------------------------

                              THE FUNDS IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the funds

 - Responsible for managing each fund's assets according to its goal and strategies


 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients



 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally



 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission.



   For the 2002 fiscal year, the Cash Reserve Fund and the New York Tax Exempt Fund paid CSAM .21% and .17%, respectively, of their average net assets for advisory services.


   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


     MULTI CLASS STRUCTURE



   This Prospectus offers Common Class shares of the Cash Reserve Fund and the New York Tax Exempt Fund. Common Class shares are no-load. The Cash Reserve Fund also offers Class A, B and C shares and the New York Tax Exempt Fund offers Class A shares, as described in a separate Prospectus. Each class has its own fees and expenses, offering you a choice of cost structures.



     FUND INFORMATION KEY



   Concise fund-by-fund descriptions begin on page 13. Each description provides the following information:


GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS


   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS


   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."



FINANCIAL HIGHLIGHTS


   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all distributions.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                               CASH RESERVE FUND

     GOAL AND STRATEGIES

   The Cash Reserve Fund seeks high current income consistent with liquidity and stability of principal. To pursue this goal, it invests in high-quality, U.S. dollar-denominated money-market instruments. The fund seeks to maintain a stable $1 share price.


   In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of money-market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. If rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.



   Subject to shareholder approval, the fund's Board of Directors is able to change the fund's investment objective without further shareholder action.


     PORTFOLIO INVESTMENTS

   This fund invests in the following types of money-market instruments:


 - U.S. Government securities, including U.S. Treasury bills and other obligations of the U.S. government, its agencies or instrumentalities



 - U.S. and foreign bank obligations, such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and debt obligations


 - commercial paper and notes of other corporate issuers, including variable-rate master demand notes and other variable-rate obligations

 - repurchase agreements

 - when-issued securities


   No more than 5% of the fund's assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.



   Under normal conditions, the fund will invest at least 25% of its total assets in the banking industry. Subject to shareholder approval, the fund's policy of investing at least 25% of its assets in the banking industry will be removed. The fund will then be able to invest without limit in U.S. bank obligations but less than 25% in foreign bank obligations.



   The fund maintains an average maturity of 90 days or less, and only purchases securities that have remaining maturities of 397 days or less (as determined under SEC rules). To a limited extent, the fund may also engage in other investment practices.


     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - income risk

 - industry concentration

 - interest-rate risk

 - market risk

   The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

   Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.


   Concentrating its investments in the banking industry will subject the fund to risks associated with investing in banks and banking-related companies. These risks are discussed in "More About Risk." Shareholders are being asked to eliminate the fund's concentration policy. "More About Risk" also details other investment practices the fund may use. Please read that section carefully before you invest.


     PORTFOLIO MANAGEMENT


   CSAM makes the fund's day-to-day investment decisions.

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.


------------------------------------------------------------------------------------------------------------------
YEAR ENDED:                                12/02          12/01          12/00          12/99           12/98
PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year         $1.0000        $1.0000        $1.0000        $1.0000          $1.0000
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                       0.0125         0.0371         0.0592         0.0464           0.0499
------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS
Dividends from net investment income       (0.0125)       (0.0371)       (0.0592)       (0.0464)         (0.0499)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year               $1.0000        $1.0000        $1.0000        $1.0000          $1.0000
------------------------------------------------------------------------------------------------------------------
Total return(1)                               1.25%          3.77%          6.08%          4.74%            5.12%
------------------------------------------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)    $138,095       $301,516       $343,623       $463,971         $429,978
Ratio of expenses to average net
 assets(2)                                    0.55%          0.55%          0.57%          0.56%            0.56%
Ratio of net investment income to
 average net assets                           1.38%          3.85%          5.07%          4.66%            5.00%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                       0.14%          0.11%          0.11%          0.12%            0.12%
------------------------------------------------------------------------------------------------------------------



(1) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.


(2) Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Class share's net expense ratio by .00%, .02%, .01%, and .01% for the years ended December 31, 2001, 2000, 1999 and 1998, respectively. The Fund's net operating expense ratio after reflecting these arrangements was .55% each of the years ending December 31, 2001, 2000, 1999, and 1998, respectively. For the year ended December 31, 2002, there were no transfer agent credits.

                            NEW YORK TAX EXEMPT FUND

     GOAL AND STRATEGIES

   The New York Tax Exempt Fund seeks as high a level of current income exempt from federal, New York state and New York City personal income taxes as is consistent with preservation of capital and liquidity. The fund seeks to maintain a stable $1 share price.


   Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities. New York municipal securities are securities the income from which is exempt from both regular and alternative minimum federal taxes, and New York State and New York City income taxes. In selecting investments, fund managers may examine the relationships among yields on various types and maturities of municipal securities in the context of their outlook for interest rates. For example, if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.



   The fund's 80% investment policy may be changed by the fund's Board of Directors on 60 days' notice to shareholders. In addition, subject to shareholder approval, the Board is also able to change the fund's investment objective without further shareholder action.


     PORTFOLIO INVESTMENTS

   This fund invests at least 80% of assets in high-quality short-term tax-exempt New York municipal securities. These include:

 - tax-exempt commercial paper

 - variable-rate demand notes

 - bonds

 - municipal put bonds

 - bond-anticipation notes

 - revenue-anticipation notes


   No more than 5% of the fund's assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.



   The fund maintains an average maturity of 90 days or less, and only purchases securities that have remaining maturities of 397 days or less (as determined under SEC rules). To a limited extent, the fund may also engage in other investment practices.


     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - income risk

 - interest-rate risk

 - market risk

 - New York municipal securities

 - non-diversified status

   The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

   Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

   The fund's ability to maintain a stable share price also depends upon guarantees from banks and other financial institutions that back certain securities the fund invests in. Changes in the credit quality of these institutions could cause losses to the fund and affect its share price.


   The fund's ability to maintain a stable share price depends on the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. This fund may be riskier than a more geographically diversified municipal money-market fund. In the aftermath of the terrorist attack on September 11, 2001, issuers of municipal securities in New York City and New York State have suffered financial difficulties, which could adversely affect the ability of those issuers to make prompt payments of principal and interest on their securities, as well as the credit rating, market value and yield of such securities. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's yield or share price. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the fund may purchase securities that pay interest not exempt from New York State and New York City personal income taxes.


   The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because this fund is non-diversified, it may involve more risk than a diversified money-market fund.


   The fund may, and currently does, invest in alternative minimum tax (AMT) securities, the income from which is a tax preference item for purposes of calculating the federal AMT. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.


     PORTFOLIO MANAGEMENT


   CSAM makes the fund's day-to-day investment decisions.

                     FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.


------------------------------------------------------------------------------------------------------------------
              YEAR ENDED:                  12/02          12/01          12/00          12/99           12/98
PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year         $1.0000        $1.0000        $1.0000        $1.0000          $1.0000
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                       0.0090         0.0202         0.0341         0.0267           0.0287
------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS
Dividends from net investment income       (0.0090)       (0.0202)       (0.0341)       (0.0267)         (0.0287)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year               $1.0000        $1.0000        $1.0000        $1.0000          $1.0000
------------------------------------------------------------------------------------------------------------------
Total return(1)                               0.90%          2.13%          3.46%          2.70%            2.92%
------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)    $117,734       $186,685       $197,544       $181,842         $174,743
Ratio of expenses to average net
 assets(2)                                    0.55%          0.55%          0.57%          0.56%            0.55%
Ratio of net investment income to
 average net assets                           0.92%          2.11%          3.39%          2.68%            2.86%
Decrease reflected in above operating
 expense ratio due to
 waivers/reimbursements                       0.08%          0.15%          0.11%          0.13%            0.14%
------------------------------------------------------------------------------------------------------------------



(1) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.


(2) Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Class share's net expense ratio by .00%, .02%, .01%, and .00% for the years ended December 31, 2001, 2000, 1999 and 1998, respectively. The Fund's net operating expense ratio after reflecting these arrangements was .55% for each of the years ending December 31, 2001, 2000, 1999, and 1998, respectively. For the year ended December 31, 2002, there were no transfer agent credits.

                                MORE ABOUT RISK
     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The "Certain Investment Practices" table takes a more detailed look at certain investment practices the funds may use. Some of these practices may have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

   EXPOSURE RISK The risk associated with investments or practices that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INCOME RISK A fund's income level may decline because of falling interest rates.


   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.



   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.



   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including debt securities and the mutual funds that invest in them.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.


   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by a fund.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate
       actual use
/20%/  Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET fund assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL fund assets; does
       not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted


                                                                        NEW
                                                                        YORK
                                                               CASH     TAX
                                                              RESERVE  EXEMPT
                                                               FUND     FUND
 INVESTMENT PRACTICE                                               LIMIT
AMT SECURITIES Municipal securities whose interest is a
tax-preference item for purposes of the federal alternative
minimum tax. Credit, interest-rate, liquidity, market,
regulatory risks.                                              [ ]     /20%/
-----------------------------------------------------------------------------
EURODOLLAR AND YANKEE OBLIGATIONS U.S. dollar-denominated
certificates of deposit issued or backed by foreign banks
and foreign branches of U.S. banks. Credit, income, interest
rate, market, political risks.                                 [-]      [ ]
-----------------------------------------------------------------------------
INDUSTRY CONCENTRATION -- BANKING Investing more than 25% of a fund's net assets in obligations of banks and
banking-related companies. Risks affecting the industry will have a greater effect on the fund. Credit, interest-rate,
market, regulatory risks.                                     --(1)      --
-----------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.         [-]      [ ]
-----------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of the state of New York and other states and jurisdictions
of the U.S. and their authorities, agencies and
instrumentalities. May include tax-exempt commercial paper,
variable-rate demand notes, bonds, municipal put bonds,
bond-anticipation notes and revenue-anticipation notes.
Credit, interest-rate, market risks.                           [ ]      [-]
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS The purchase of a security with a
commitment to resell the security back to the counterparty
at the same price plus interest. Credit risk.                  [-]      [ ]
-----------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                         10%      10%
-----------------------------------------------------------------------------



(1) Until requisite shareholder approval is obtained, the Cash Reserve Fund will invest at least 25% of its net assets in the banking industry.

                                                                                     NEW
                                                                                    YORK
                                                                   CASH              TAX
                                                                  RESERVE          EXEMPT
                                                                   FUND             FUND

 INVESTMENT PRACTICE                                                       LIMIT
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in defensive investments when the investment adviser
believes that doing so would be in the best interests of
fund shareholders. For the New York Tax Exempt Fund, these
investments may include taxable securities and municipal
securities that are not exempt from New York state and New
York City taxes. Although intended to avoid losses in
unusual market conditions, defensive tactics might prevent a
fund from achieving its goal.                                       [ ]              [ ]
----------------------------------------------------------------------------------------------
VARIABLE-RATE MASTER DEMAND NOTES Unsecured instruments that provide for periodic adjustments in their interest rate and
permit the indebtedness of the issuer to vary. Credit,
interest-rate, liquidity, market risks.                             [ ]              [-]
----------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                         20%              20%
----------------------------------------------------------------------------------------------

                              MORE ABOUT YOUR FUND


     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).


   The NAV is determined at 12:00 noon and at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the fund is open for business. It is calculated by dividing a fund's total assets, less its liabilities, by the number of shares outstanding.


   Each fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.

  ACCOUNT STATEMENTS

   In general, you will receive account statements or notices as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every quarter

   You will also receive annual and semiannual financial reports.

     DISTRIBUTIONS


   As an investor in a fund, you will receive distributions.


   Each fund may earn interest from its bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions. Money-market funds usually do not make capital-gain distributions.


   The funds declare dividend distributions daily and pay them monthly. Each fund typically distributes long-term capital gains (if any) to shareholders at least annually, at the end of its fiscal year. Short-term capital gains (if any) are distributed periodically as determined by the Board of Directors.


   Most investors have their distributions reinvested in additional shares of the same fund. Alternatively, you can choose to have a check for your distributions mailed to you or sent by electronic transfer. Distributions will be reinvested unless you select another option on your account application.


   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.

     TAXES


   As with any investment, you should consider how your investment in a fund will be taxed. Please consult your tax professional concerning your own tax situation.



   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


   Any time you sell or exchange shares, it is considered a taxable event for you. Because each fund seeks to maintain a stable $1 share price, you should not realize a taxable gain or loss when you sell shares.


   We will mail to you a Form 1099-DIV every January detailing your distributions for the prior year and their federal-tax category.


CASH RESERVE FUND

   Distributions you receive from the Cash Reserve Fund, whether reinvested or taken in cash, are generally considered taxable. The fund does not expect to realize long-term capital gains or make capital-gain distributions. Distributions from other sources are generally taxed as ordinary income.

   Depending on provisions in your state's tax law, the portion of the fund's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The fund will indicate each year the portion of its income, if any, that may qualify for this exemption.

NEW YORK TAX EXEMPT FUND


   Interest income that the fund earns is distributed to shareholders as income dividends. Interest received by the fund that is exempt from federal income tax will remain tax-exempt when it is distributed.



   However, gain on the sale of tax-exempt securities results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Although the fund does not expect to make them, long-term capital-gain distributions would be taxed as long-term capital gains. Distributions of capital gains are taxable whether you take them in cash or reinvest them.



   The interest from some municipal securities is subject to the federal alternative minimum tax. The fund may invest up to 100% of its assets in these securities during temporary defensive periods. Although interest on these securities remains tax-exempt for regular federal income tax purposes, shareholders who are subject to the federal alternative minimum tax must report this interest on their tax returns. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax.

   To the extent that the fund's income dividends are derived from state tax-exempt investments, they will be exempt from New York State and New York City personal income taxes. The fund will indicate each year the portion of its dividends that may qualify for this exemption. Corporate taxpayers should note that the fund's income dividends and other distributions are not exempt from New York State and New York City franchise or corporate income taxes.

                                 BUYING SHARES
     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.


   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.csam-americas.com.


   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

     BUYING AND SELLING SHARES


   The funds are open Monday through Friday, except for the days the following holidays are observed: Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. If we receive your request in proper form prior to 12 noon Eastern Time or by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at the NAV determined at 12 noon Eastern Time or at that day's closing NAV, respectively. If we receive it after the close of the NYSE, it will be priced on the next business day at the NAV determined at 12 noon Eastern Time. Shares of a fund purchased by 12:00 noon Eastern Time will be eligible to receive that day's daily dividend. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus).


     FINANCIAL-SERVICES FIRMS

   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.


   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

   Some of the firms through which the fund is available include:

 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 - Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 - TD Waterhouse Mutual Fund Network


MINIMUM INITIAL INVESTMENT

   Regular account:          $2,500
   IRAs:                     $  500
   Transfers/Gifts to
     Minors:                 $  500


   There is no minimum investment for employees or clients of CSAM and its affiliates or for retirement plan programs. The funds reserve the right to modify or waive minimum initial investment requirements.


     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

     INVESTMENT CHECKS

   Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

                                 BUYING SHARES


                OPENING AN ACCOUNT                                     ADDING TO AN ACCOUNT
BY CHECK
- Complete the New Account Application.                 - Make your check payable to Credit Suisse Funds.
- For IRAs use the Universal IRA Application.           - Write the account number and the fund name on
- Make your check payable to Credit Suisse Funds.         your check.
- Write the fund name on the check.                     - Mail to Credit Suisse Funds.
- Mail to Credit Suisse Funds.                          - Minimum amount is $100.
BY EXCHANGE
- Call our Shareholder Service Center to request        - Call our Shareholder Service Center to request
  an exchange from another Credit Suisse Fund. Be         an exchange from another Credit Suisse Fund.
  sure to read the current Prospectus for the new       - Minimum amount is $250.
  fund. Also please observe the minimum initial         - If you do not have telephone privileges, mail or
  investment.                                             fax a letter of instruction signed by all
- If you do not have telephone privileges, mail or        shareholders.
  fax a letter of instruction signed by all
  shareholders.
BY WIRE
- Complete and sign the New Account Application.        - Call our Shareholder Service Center by 4 p.m.
- Call our Shareholder Service Center and fax the         Eastern Time to inform us of the incoming wire.
  signed New Account Application by 4 p.m. Eastern        Please be sure to specify your name, account
  Time.                                                   number and the fund name on your wire advice.
- The Shareholder Service Center will telephone         - Wire the money for receipt that day.
  you with your account number. Please be sure to       - Minimum amount is $500.
  specify your name, the account number and the
  fund name on your wire advice.
- Wire your initial investment for receipt that
  day.
- Mail the original, signed application to Credit
  Suisse Funds.
This method is not available for IRAs.
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
- Cannot be used to open an account.                    - Call our Shareholder Service Center to request
                                                          an ACH transfer from your bank.
                                                        - Your purchase will be effective at the next NAV
                                                          calculated after we receive your order in proper
                                                          form.
                                                        - Minimum amount is $50.
                                                        - Requires ACH on Demand privileges.

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Accounts of any type.
includes:                                      - Sales of any amount.
- your name(s) and signature(s)                For IRAs please use the IRA Distribution
- the fund name and account number             Request Form.
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Credit Suisse
Funds.
If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center (unless a
signature guarantee is required).

BY EXCHANGE

-Call our Shareholder Service Center to        - Accounts with telephone privileges.
 request an exchange into another Credit       If you do not have telephone privileges,
 Suisse Fund. Be sure to read the current      mail or fax a letter of instruction to
 Prospectus for the new fund. Also please      exchange shares.
 observe the minimum initial investment.

BY PHONE

Call our Shareholder Service Center to         -Non-IRA accounts with telephone
request a redemption. You can receive the       privileges.
proceeds as:
- a check mailed to the address of record
  ($100 minimum)
-an ACH transfer to your bank ($50
minimum)
- a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for
details.

BY WIRE OR ACH TRANSFER

- Complete the "Wire Instructions" or          -Non-IRA accounts with wire-redemption or
  "ACH on Demand" section of your New           ACH on Demand privileges.
  Account Application.                         -Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

                                HOW TO REACH US

 SHAREHOLDER SERVICE CENTER

 Toll free: 800-927-2874
 Fax: 888-606-8252

 MAIL
 Credit Suisse Funds

 P.O. Box 55030


 Boston, MA 02205-5030


 OVERNIGHT/COURIER SERVICE
 Boston Financial Data Services, Inc.
 Attn: Credit Suisse Funds
 66 Brooks Drive
 Braintree, MA 02184

 INTERNET WEB SITE

 www.csam-americas.com





                                WIRE INSTRUCTIONS

 State Street Bank and Trust Company
 ABA# 0110 000 28
 Attn: Mutual Funds/Custody Dept.
 [Credit Suisse Fund Name]
 DDA# 9904-649-2
 F/F/C: [Account Number and Account registration]

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:


 - accounts whose address of record has been changed within the past 30 days



 - redemptions in certain large accounts (other than by exchange)



 - requests to send the proceeds to a different payee or address than on record



 - shares represented by certificates, which must be returned with your sell order


   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account:           $2,000
IRAs:                      $  250
Transfers/Gifts to
  Minors:                  $  250


   The funds reserve the right to modify or waive this requirement. If a fund increases the amount required to keep an account open, it will give current shareholders 15 days' notice of any increases.


                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES
     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

     STATEMENTS AND REPORTS


   Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The funds generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please call 800-927-2874.


     RETIREMENT PLANS

   Credit Suisse offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

     TRANSFERS/GIFTS TO MINORS


   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.


     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES
     TRANSACTION DETAILS


   You are entitled to earned-dividend distributions as soon as your purchase order is executed. You begin to earn dividend distributions the business day after your purchase order is executed. If we receive your purchase order and payment to purchase shares of a fund before 12 noon Eastern Time, you begin to earn dividend distributions on that day.



   Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear.



   If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.



   During periods of significant economic or market change, it may be difficult to place orders by telephone.



   Uncashed redemption or distribution checks do not earn interest.


     SPECIAL SITUATIONS


   Each fund reserves the right to:



 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be computed at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders



 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions



 - charge a wire-redemption fee


 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations


 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)



 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), located at 466 Lexington Avenue, New York, New York 10017, is the funds' distributor. CSAMSI is affiliated with CSAM, and is responsible for:

 - making the funds available to you

 - account servicing and maintenance

 - other administrative services related to sale of the funds' shares

   CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the funds may reimburse a portion of these payments.

                              FOR MORE INFORMATION


   More information about the funds is available free upon request, including the following:


     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS


   Includes financial statements, portfolio investments and detailed performance information.


     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:

   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030


BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:

   www.csam-americas.com



SEC FILE NUMBERS:

Credit Suisse Cash Reserve Fund                                        811-04171

Credit Suisse New York Tax Exempt Fund                                 811-04170

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030


800-577-2321 - www.csam-americas.com





CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPMMF-1-0503

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

             CREDIT SUISSE FUNDS
             Prospectus


             May 1, 2003

                        CLASS A, B AND C SHARES
                        -   CREDIT SUISSE
                            CASH RESERVE FUND


                        CLASS A SHARES
                        -   CREDIT SUISSE
                            NEW YORK TAX EXEMPT FUND


           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                           CONTENTS

KEY POINTS................... ....................           4
   Goals and Principal Strategies.................           4
   A Word About Risk..............................           4
   Investor Profile...............................           6
PERFORMANCE SUMMARY............... ...............           7
   Year-by-Year Total Returns.....................           7
   Average Annual Total Returns...................           8
INVESTOR EXPENSES................ ................           9
   Fees and Fund Expenses.........................           9
   Example........................................          10
THE FUNDS IN DETAIL............... ...............          11
   The Management Firms...........................          11
   Fund Information Key...........................          11
CASH RESERVE FUND................ ................          12
NEW YORK TAX EXEMPT FUND............ .............          15
MORE ABOUT RISK................. .................          18
   Introduction...................................          18
   Types of Investment Risk.......................          18
   Certain Investment Practices...................          20
MORE ABOUT YOUR FUND.............. ...............          21
   Share Valuation................................          21
   Distributions..................................          21
   Taxes..........................................          21
   Statements and Reports.........................          22
BUYING AND SELLING SHARES............ ............          24
SHAREHOLDER SERVICES.............. ...............          26
OTHER POLICIES................. ..................          27
OTHER SHAREHOLDER INFORMATION.......... ..........          28
OTHER INFORMATION................ ................          30
   About the Distributor..........................          30
FOR MORE INFORMATION .............................. back cover

                                  KEY POINTS

                        GOALS AND PRINCIPAL STRATEGIES



---------------------------------------------------------------------------------------------------------------------------------
FUND/GOAL                  PRINCIPAL STRATEGIES                                               PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------------------------------------
CASH RESERVE FUND          - A money market fund that invests in high-quality money-market    - Credit risk
High current income         instruments:                                                      - Income risk
consistent with liquidity                                                                     - Industry concentration
and stability of             - obligations issued or guaranteed by the U.S. government, its   - Interest-rate risk
principal                      agencies or instrumentalities                                  - Market risk
                             - bank and corporate debt obligations
                           - Concentrates its investments in the banking industry
                           - Portfolio managers select investments based on factors such as yield, maturity and liquidity, within the context of their interest-rate outlook
                           - Seeks to maintain a stable share price of $1
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK TAX EXEMPT FUND   -  A money market fund that invests in high-quality, short-term    - Credit risk
As high a level of            tax-exempt New York municipal securities -- debt obligations    - Income risk
current interest income       whose interest is exempt from federal, New York state           - Interest-rate risk
exempt from federal, New      and New York City income taxes                                  - Market risk
York state and New York    -  Fund dividends derived from interest on New York municipal      - New York municipal securities
City personal income          securities remain tax-exempt when distributed to New York       - Non-diversified status
taxes as is consistent        state residents
with preservation of       -  Portfolio managers select investments based on factors such as
capital and liquidity         yield, maturity and liquidity, within the context of their interest-rate outlook
                           -  Seeks to maintain a stable share price of $1

---------------------------------------------------------------------------------------------------------------------------------



     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a fund.


CREDIT RISK
Both funds

   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.


INCOME RISK
Both funds

   A fund's income level may decline because of falling interest rates and other market conditions. Each fund's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.


INDUSTRY CONCENTRATION
Cash Reserve Fund

   Investing more than 25% of its assets in the banking industry will subject the fund to risks associated with investing in banks and banking-related companies. These risks include interest-rate, market and regulatory risks.


INTEREST-RATE RISK
Both funds

   Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   A sharp and unexpected rise in interest rates could cause a money-market fund's share price to drop below $1. However, the extremely short maturity of securities held in money-market portfolios -- a means of achieving an overall fund objective of principal safety -- reduces their potential for price fluctuation.


MARKET RISK
Both funds


   The market value of a security may fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including debt securities and the mutual funds that invest in them.



NEW YORK MUNICIPAL SECURITIES
New York Tax Exempt Fund

   The default or credit-rating downgrade of a New York state or New York City issuer could affect the market values and marketability of all New York municipal securities and hurt the fund's yield or share price.


NON-DIVERSIFIED STATUS
New York Tax Exempt Fund


   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

 - want to preserve the value of their investment

 - are seeking a mutual fund for the money-market portion of an asset-allocation portfolio

 - want easy access to their money through checkwriting and wire-redemption privileges

 - are investing emergency reserves or other money for which safety and accessibility are more important than total return

 - for the New York Tax Exempt Fund only, seek tax-exempt income from their investment

   THESE FUNDS MAY NOT BE APPROPRIATE IF YOU:

 - want federal deposit insurance

 - desire the higher income available from longer-term fixed-income funds

 - are investing for capital appreciation

 - In addition, the New York Tax Exempt Fund is not appropriate for IRAs or other tax-advantaged retirement plans.


   You should base your selection of a fund on your own goals, risk preferences and time horizon.

                     PERFORMANCE SUMMARY

The bar charts below and the table on the next page provide an indication of the risks of investing in the funds' shares. The bar chart shows you how performance of the Class A shares of each fund has varied from year to year for up to 10 years. As with all mutual funds, past performance is not a prediction of the future.



                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:
[BAR GRAPH--AMOUNTS ARE PERCENTAGES]

                                                                           CASH RESERVE FUND
                                                                           -----------------
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
2002                                                                             1.01


CASH RESERVE FUND


  BEST QUARTER:  0.30% (Q2.02)


  WORST QUARTER:  0.19% (Q1.02)


  INCEPTION DATE: 11/30/01


YEAR ENDED 12/31:
[BAR GRAPH--AMOUNTS ARE PERCENTAGES]

                                                                       NEW YORK TAX EXEMPT FUND
                                                                       ------------------------
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
                                                                                 0.00
2002'                                                                            0.62


NEW YORK TAX EXEMPT FUND


  BEST QUARTER:  0.17% (Q4.02)


  WORST QUARTER:  0.12% (Q1.02)


  INCEPTION DATE: 11/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*



                                       ONE YEAR   5 YEARS   TEN YEARS   LIFE OF   INCEPTION
       PERIOD ENDED 12/31/02:            2002    1998-2002  1993-2002    CLASS       DATE
 CASH RESERVE FUND                      1.01%      N/A        N/A        1.03%    11/30/01
 NEW YORK TAX EXEMPT FUND               0.62%      N/A        N/A        0.60%    11/30/01


The total returns shown above are not the funds' yields. A fund's yield more closely reflects the fund's current earnings.

* Performance for the Class B and C shares of the Cash Reserve Fund is not provided because these classes had not commenced operations as of the date of this Prospectus.



     YIELD

  To obtain a fund's current 7-day yield, call toll-free 800-927-2874.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                      INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses for the New York Tax Exempt Fund's Class A shares are for the fiscal year ended December 31, 2002. Annual fund operating expenses for the Cash Reserve Fund's Class A, B and C shares are expected amounts (before fee waivers and expense reimbursements or credits) for the fiscal year ending December 31, 2003.



---------------------------------------------------------------------------------
                                             CASH     CASH     CASH     NEW YORK
                                            RESERVE  RESERVE  RESERVE  TAX EXEMPT
                                             FUND     FUND     FUND       FUND
                                            CLASS A  CLASS B  CLASS C   CLASS A
----------------------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
---------------------------------------------------------------------------------
Sales charge (load) on purchases             NONE     NONE     NONE       NONE
---------------------------------------------------------------------------------
Deferred sales charge (load)(1)              NONE     NONE     NONE       NONE
---------------------------------------------------------------------------------
Sales charge (load) on reinvested
 distributions                               NONE     NONE     NONE       NONE
---------------------------------------------------------------------------------
Redemption fees                              NONE     NONE     NONE       NONE
---------------------------------------------------------------------------------
Exchange fees                                NONE     NONE     NONE       NONE
---------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
---------------------------------------------------------------------------------
Management fee                               0.35%    0.35%    0.35%     0.25%
---------------------------------------------------------------------------------
Distribution and service (12b-1) fee         0.25%    0.75%    0.75%     0.25%
---------------------------------------------------------------------------------
Other expenses                               0.34%    0.34%    0.34%     0.38%
---------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*        0.94%    1.44%    1.44%     0.88%
---------------------------------------------------------------------------------



1 Class A, B and C shares exchanged from another Credit Suisse fund subject to a deferred sales charge remain subject to the original fund's deferred sales charge while held in the Cash Reserve and New York Tax Exempt Funds.


* Expected fees and expenses for the fiscal year ending December 31, 2003 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.



                                             CASH      CASH      CASH      NEW YORK
                                            RESERVE   RESERVE   RESERVE   TAX EXEMPT
EXPENSES AFTER WAIVERS,                      FUND      FUND      FUND        FUND
REIMBURSEMENTS OR CREDITS                   CLASS A   CLASS B   CLASS C    CLASS A
Management fees                             0.21%     0.21%     0.21%      0.17%
Distribution and service (12b-1) fees       0.25%     0.45%     0.45%      0.25%
Other expenses                              0.34%     0.34%     0.34%      0.38%
                                             -----     -----     -----      -----
NET ANNUAL FUND OPERATING EXPENSES          0.80%     1.00%     1.00%      0.80%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the previous page (before fee waivers, expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:



---------------------------------------------------------------------------------------------
                                  ONE YEAR       THREE YEARS    FIVE YEARS     TEN YEARS
---------------------------------------------------------------------------------------------
CASH RESERVE FUND
---------------------------------------------------------------------------------------------
  CLASS A                             $ 96            $300           $520          $1,155
---------------------------------------------------------------------------------------------
  CLASS B                             $147            $456           $787          $1,724
---------------------------------------------------------------------------------------------
  CLASS C                             $147            $456           $787          $1,724
---------------------------------------------------------------------------------------------
NEW YORK TAX EXEMPT FUND
---------------------------------------------------------------------------------------------
  CLASS A                             $ 90            $281           $488          $1,084
---------------------------------------------------------------------------------------------

                             THE FUNDS IN DETAIL

     THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the funds

 - Responsible for managing each fund's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients.


 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally


 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


   For the 2002 fiscal year, the Cash Reserve Fund and the New York Tax Exempt Fund paid CSAM 0.21% and 0.17%, respectively, of their average net assets for advisory services.



     FUND INFORMATION KEY


   Concise fund-by-fund descriptions begin on page 12. Each description provides the following information:



GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.


PORTFOLIO INVESTMENTS

   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."


RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."


FINANCIAL HIGHLIGHTS


   A table showing the audited financial performance for each fund for up to five years.


 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all distributions.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                      CASH RESERVE FUND
     GOAL AND STRATEGIES

   The Cash Reserve Fund seeks high current income consistent with liquidity and stability of principal. To pursue this goal, it invests in high-quality, U.S. dollar-denominated money-market instruments. The fund seeks to maintain a stable $1 share price.


   In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of money-market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. If rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.



   Subject to shareholder approval, the fund's Board of Directors is able to change the fund's investment objective without further shareholder action.



     PORTFOLIO INVESTMENTS

   This fund invests in the following types of money-market instruments:


 - U.S. Government securities, including U.S. Treasury bills and other obligations of the U.S. government, its agencies or instrumentalities



 - U.S. and foreign bank obligations, such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and debt obligations


 - commercial paper and notes of other corporate issuers, including variable-rate master demand notes and other variable-rate obligations

 - repurchase agreements

 - when-issued securities


   No more than 5% of the fund's assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.



   Under normal conditions, the fund will invest at least 25% of its total assets in the banking industry. Subject to shareholder approval, the fund's policy of investing at least 25% of its assets in the banking industry will be removed. The fund will then be able to invest without limit in U.S. bank obligations but less than 25% in foreign bank obligations.



   The fund maintains an average maturity of 90 days or less, and only purchases securities that have remaining maturities of 397 days or less (as determined under SEC rules). To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - income risk

 - industry concentration

 - interest-rate risk

 - market risk

   The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

   Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.


   Concentrating its investments in the banking industry will subject the fund to risks associated with investing in banks and banking-related companies. These risks are discussed in "More About Risk." Shareholders are being asked to eliminate the fund's Concentration policy. "More About Risk" also details other investment practices the fund may use. Please read that section carefully before you invest.



     PORTFOLIO MANAGEMENT

   CSAM makes the fund's day-to-day investment decisions.

                              FINANCIAL HIGHLIGHTS


The fund's Class B and C shares commenced operations as of the date of this Prospectus. The figures below are for the fund's Class A shares and have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.



--------------------------------------------------------------------------------------------
                                                                FOR THE          FOR THE
                                                               YEAR ENDED       PERIOD ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                  2002           2001(1)
PER SHARE DATA
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 1.0000         $ 1.0000
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                                              0.0100           0.0011
--------------------------------------------------------------------------------------------
LESS DIVIDENDS
Dividends from net investment income                              (0.0100)         (0.0011)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $ 1.0000         $ 1.0000
--------------------------------------------------------------------------------------------
Total return(2)                                                     1.01%            0.11%
--------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                         $1,676               $1
Ratio of expenses to average net assets                             0.80%            0.80%(3)
Ratio of net investment income to average net assets                1.01%            1.43%(3)
Decrease reflected in above operating expense ratios due to
 waivers/ reimbursements                                            0.19%            0.37%(3)
--------------------------------------------------------------------------------------------



(1) For the period November 30, 2001 (inception date) through December 31, 2001.


(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.


(3) Annualized.

                   NEW YORK TAX EXEMPT FUND

     GOAL AND STRATEGIES

   The New York Tax Exempt Fund seeks as high a level of current income exempt from federal, New York state and New York City personal income taxes as is consistent with preservation of capital and liquidity. The fund seeks to maintain a stable $1 share price.


   Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities. New York municipal securities are securities the income from which is exempt from both regular and alternative minimum federal taxes, and New York state and New York City income taxes. In selecting investments, fund managers may examine the relationships among yields on various types and maturities of municipal securities in the context of their outlook for interest rates. For example, if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.



   The fund's 80% investment policy may be changed by the fund's Board of Directors without shareholder approval. In addition, subject to shareholder approval, the Board is also able to change the fund's investment objective without further shareholder action.



     PORTFOLIO INVESTMENTS

   This fund invests at least 80% of assets in high-quality short-term tax-exempt New York municipal securities. These include:

 - tax-exempt commercial paper

 - variable-rate demand notes

 - bonds

 - municipal put bonds

 - bond-anticipation notes

 - revenue-anticipation notes


   No more than 5% of the fund's assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.



   The fund maintains an average maturity of 90 days or less, and only purchases securities that have remaining maturities of 397 days or less (as determined under SEC rules). To a limited extent, the fund may also engage in other investment practices.



     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - income risk

 - interest-rate risk

 - market risk

 - New York municipal securities

 - non-diversified status

   The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

   Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

   The fund's ability to maintain a stable share price also depends upon guarantees from banks and other financial institutions that back certain securities the fund invests in. Changes in the credit quality of these institutions could cause losses to the fund and affect its share price.


   The fund's ability to maintain a stable share price depends on the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. This fund may be riskier than a more geographically diversified municipal money-market fund. In the aftermath of the terrorist attack on September 11, 2001, issuers of municipal securities in New York state and New York City suffered financial difficulties, which could adversely affect the ability of those issuers to make prompt payments of principal and interest on their securities, as well as the credit rating, market value and yield of such securities. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's yield or share price. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the fund may purchase securities that pay interest not exempt from New York State and New York City personal income taxes.


   The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, it may involve more risk than a diversified money-market fund.


   The fund may, and currently does, invest in alternative minimum tax (AMT) securities, the income from which is a tax preference item for purposes of calculating the federal AMT. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.



     PORTFOLIO MANAGEMENT

   CSAM makes the fund's day-to-day investment decisions.

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.



--------------------------------------------------------------------------------------------
                                                                FOR THE          FOR THE
                                                               YEAR ENDED       PERIOD ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                  2002           2001(1)
PER SHARE DATA
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 1.0000         $ 1.0000
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                                              0.0062           0.0004
--------------------------------------------------------------------------------------------
LESS DIVIDENDS
Dividends from net investment income                              (0.0062)         (0.0004)
--------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 1.0000         $ 1.0000
--------------------------------------------------------------------------------------------
Total return(2)                                                     0.62%            0.04%
--------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                            $21              $1
Ratio of expenses to average net assets                             0.80%         0.80%(3)
Ratio of net investment income to average net assets                0.59%         0.50%(3)
Decrease reflected in above operating expense ratios due to
 waivers/ reimbursements                                            0.08%         0.15%(3)
--------------------------------------------------------------------------------------------


(1) For the period November 30, 2001 (inception date) through December 31, 2001.

(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(3) Annualized.

                               MORE ABOUT RISK

     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The "Certain Investment Practices" table takes a more detailed look at certain investment practices the funds may use. Some of these practices may have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks.


     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

   EXPOSURE RISK The risk associated with investments or practices that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INCOME RISK A fund's income level may decline because of falling interest rates.


   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.



   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.


   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including debt securities and the mutual funds that invest in them.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.


   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by a fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.
KEY TO TABLE:

[-]    Permitted without limitation; does not indicate
       actual use
/20%/  Italic type (e.g., /20%/) represents an investment
       limitation as a percentage of NET fund assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL fund assets; does
       not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted



                                                               CASH     NEW
                                                              RESERVE   YORK
                                                               FUND     TAX
                                                                       EXEMPT
                                                                        FUND
-----------------------------------------------------------------------------
 INVESTMENT PRACTICE                                               LIMIT
-----------------------------------------------------------------------------
AMT SECURITIES Municipal securities whose interest is a
tax-preference item for purposes of the federal alternative
minimum tax. Credit, interest-rate, liquidity, market,
regulatory risks.                                              [ ]     /20%/
-----------------------------------------------------------------------------
EURODOLLAR AND YANKEE OBLIGATIONS U.S. dollar-denominated
certificates of deposit issued or backed by foreign banks
and foreign branches of U.S. banks. Credit, income, interest
rate, market, political risks.                                 [-]      [ ]
-----------------------------------------------------------------------------
INDUSTRY CONCENTRATION -- BANKING Investing more than 25% of a fund's net assets in obligations of banks and
banking-related companies. Risks affecting the industry will have a greater effect on the fund. Credit, interest-rate,
market, regulatory risks.                                       --(1)    --
-----------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.         [-]      [ ]
-----------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of the state of New York and other states and jurisdictions
of the U.S. and their authorities, agencies and
instrumentalities. May include tax-exempt commercial paper,
variable-rate demand notes, bonds, municipal put bonds,
bond-anticipation notes and revenue-anticipation notes.
Credit, interest-rate, market risks.                           [ ]      [-]
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS The purchase of a security with a
commitment to resell the security back to the counterparty
at the same price plus interest. Credit risk.                  [-]      [ ]
-----------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                         10%      10%
-----------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in defensive investments when the investment adviser
believes that doing so would be in the best interests of
fund shareholders. For the New York Tax Exempt Fund, these
investments may include taxable securities and municipal
securities that are not exempt from New York state and New
York City taxes. Although intended to avoid losses in
unusual market conditions, defensive tactics might prevent a
fund from achieving its goal.                                  [ ]      [ ]
-----------------------------------------------------------------------------
VARIABLE-RATE MASTER DEMAND NOTES Unsecured instruments that provide for periodic adjustments in their interest rate and
permit the indebtedness of the issuer to vary. Credit,
interest-rate, liquidity, market risks.                        [ ]      [-]
-----------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%      20%
-----------------------------------------------------------------------------



(1) Until requisite shareholder approval is obtained, the Cash Reserve Fund will invest at least 25% of its net assets in the banking industry.

                             MORE ABOUT YOUR FUND

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).


   The NAV of each class of a fund is determined at 12:00 noon Eastern Time and at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the fund is open for business. The NAV is calculated by dividing the total assets of each class of a fund, less its liabilities, by the number of shares outstanding in each class.


   Each fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.


     DISTRIBUTIONS


   As an investor in the fund, you will receive distributions.


   Each fund may earn interest from its bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions. Money-market funds usually do not make capital-gain distributions.


   The funds declare dividend distributions daily and pay them monthly. Each fund typically distributes long-term capital gains (if any) to shareholders at least annually, at the end of its fiscal year. Short-term capital gains (if any) are distributed periodically as determined by the Board of Directors.



   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.



     TAXES


   As with any investment, you should consider how your investment in a fund will be taxed. Please consult your tax professional concerning your own tax situation.



   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


   Any time you sell or exchange shares, it is considered a taxable event for you. Because each fund seeks to maintain a stable $1 share price, you should not realize a taxable gain or loss when you sell shares. We will mail to you a Form 1099-DIV every January detailing your distributions for the prior year and their federal-tax category.



CASH RESERVE FUND

   Distributions you receive from the Cash Reserve Fund, whether reinvested or taken in cash, are generally considered taxable. The fund does not expect to realize long-term capital gains or make capital-gain distributions. Distributions from other sources are generally taxed as ordinary income.

   Depending on provisions in your state's tax law, the portion of the fund's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The fund will indicate each year the portion of its income, if any, that may qualify for this exemption.


NEW YORK TAX EXEMPT FUND


   Interest income that the fund earns is distributed to shareholders as income dividends. Interest received by the fund that is exempt from Federal income tax will remain tax-exempt when it is distributed.



   However, gain on the sale of tax-exempt securities results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Although the fund does not expect to make them, long-term capital-gain distributions would be taxed as long-term capital gains. Distributions of capital gains are taxable whether you take them in cash or reinvest them.



   The interest from some municipal securities is subject to the federal alternative minimum tax. The fund may invest up to 100% of its assets in these securities during temporary defensive periods. Although interest on these securities remains tax-exempt for regular Federal income tax purposes, shareholders who are subject to the Federal alternative minimum tax must report this interest on their tax returns. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax.



   To the extent that the fund's income dividends are derived from state tax-exempt investments, they will be exempt from New York state and New York City personal income taxes. The fund will indicate each year the portion of its dividends that may qualify for this exemption. Corporate taxpayers should note that the fund's income dividends and other distributions are not exempt from New York state and New York City franchise or corporate income taxes.



     STATEMENTS AND REPORTS

   Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually.

Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the funds may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the funds. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                  BUYING AND SELLING SHARES
     OPENING AN ACCOUNT


   You should contact your financial representative to open an account and make arrangements to buy shares. Class B and Class C shares of the Cash Reserve Fund may be purchased only through an exchange of Class B or Class C shares, respectively, of another Credit Suisse Fund. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.



     BUYING AND SELLING SHARES


   The funds are open on Monday through Friday, except for the days the following holidays are observed: Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Your financial representative must receive your purchase order in proper form prior to 12 noon Eastern Time or by the close of the NYSE (usually 4 p.m. Eastern Time) in order for your transaction to be priced at the NAV determined at 12 noon Eastern Time or at that day's closing NAV, respectively. If the financial representative receives it after the close of the NYSE, it will be priced on the next business day at the NAV determined at 12 noon Eastern Time. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means a fund or your financial representative, as the case may be, has received a completed purchase application and payment for shares (as described in this Prospectus).



   Financial representatives may offer an automatic sweep for the Class A shares of each fund in the operation of cash management or brokerage accounts for their customers. A sweep feature allows you to have free credit balances in your brokerage account invested in the funds. Free credit balances in excess of the minimums are automatically invested in the funds in accordance with terms of your brokerage account. For more information contact your financial representative.



   Except for automatic sweep arrangements, the minimum initial investment in the Class A shares of each fund is $2,500, and the minimum for additional investments is $100. Your financial representative may impose a minimum account balance required to keep your account open. Please read their program materials for any special provisions or additional service guidelines that may apply to your investment. The funds reserve the right to modify or waive minimum initial and subsequent investment requirements.

   You should contact your financial representative to redeem shares of the funds. A signature guarantee may be required in some circumstances. Also, a redemption can be delayed until your investment check clears. Your redemption will be processed at the net asset value per share next computed following the receipt by your financial representative of your request in proper form. You also may redeem shares:



 - By Sweep: If your financial representative offers an automatic sweep arrangement, the sweep will automatically transfer from a fund sufficient amounts to cover security purchases in your brokerage account.





     EXCHANGING SHARES

   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund. An initial sales charge or a sales charge differential may apply if you exchange shares of the funds into shares of another Credit Suisse Fund. Be sure to read the current Prospectus for the new Fund.


   For more information regarding buying, selling or exchanging shares, contact your financial representative or call the transfer agent at 800-927-2874.

                             SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.


AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.


AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.


     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfer to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                OTHER POLICIES

     TRANSACTION DETAILS


   You are entitled to earned-dividend distributions as soon as your purchase order is executed. You begin to earn dividend distributions the business day after your purchase order is executed. If we receive your purchase order and payment to purchase shares of a fund before 12 noon Eastern Time, you begin to earn dividend distributions on that day.



   Your purchase order will be canceled and you may be liable for losses or fees incurred by a fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.


   Uncashed redemption or distribution checks do not earn interest.


     SPECIAL SITUATIONS

   Each fund reserves the right to:


 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be computed at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, each fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders


 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - change its minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in fund securities rather than cash -- for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                        OTHER SHAREHOLDER INFORMATION

     SALES CHARGES ON SHARES ACQUIRED BY EXCHANGE


   If shares of any class of the Cash Reserve Fund or New York Tax Exempt Fund (each, an "Exchanged-For Fund") are acquired by exchange from another Credit Suisse Fund (an "Exchanged Fund") subject to a contingent deferred sales charge ("CDSC") or a limited contingent deferred sales charge ("Limited CDSC"), the original deferred sales charge on the Exchanged Fund will apply to the shares of the Exchanged-For Fund.



     CLASS A SHARES


   If you redeem any Class A shares acquired by exchange of shares subject to a Limited CDSC within 12 months of the date you purchased shares of the Exchanged Fund, the Exchanged-For Fund's shares redeemed may be subject to a Limited CDSC of up to 1.00%. We will not count the time that you hold Class A shares of the Exchanged-For Fund in calculating whether a Limited CDSC applies. Any Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:


 - the aggregate net asset value at the time of purchase of the Class A shares being redeemed; or

 - the aggregate net asset value of the Exchanged-For Fund's Class A shares at the time of redemption.

   For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Exchanged Fund's Class A shares.


   The rate of Limited CDSC may be .50% with respect to certain Credit Suisse Funds. Please contact your financial representative or call 800-927-2874 for additional details.



     CLASS B SHARES (CASH RESERVE FUND ONLY)


   If you redeem any Class B shares acquired by exchanging the shares of the Exchanged Fund subject to a CDSC within four years after you purchased such Exchanged Fund's shares, the shares redeemed may be subject to a CDSC of up to 4.00%. When determining the length of time you held shares and the corresponding CDSC, we will not count the time that you hold Class B shares of the Cash Reserve Fund in calculating any applicable CDSC.


   Each time you place a request to redeem shares, the Cash Reserve Fund will first redeem any shares in your account that are not subject to the CDSC and then the shares in your account that you have held the longest. Any CDSC charged on a redemption of Class B shares is computed in the manner set forth in the Exchanged Fund's prospectus.

   THE CDSC WILL BE WAIVED UNDER THE SAME CIRCUMSTANCES AS SET FORTH IN THE EXCHANGED FUND'S PROSPECTUS.


     CLASS C SHARES (CASH RESERVE FUND ONLY)


   If you redeem any Class C shares acquired by exchanging the shares of the Exchanged Fund subject to a CDSC within one year after you purchased such Exchanged Fund's shares, the shares redeemed may be subject to a CDSC of 1%. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares, as set forth in the Exchanged Fund's prospectus.

                              OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the funds available to you.


   The Cash Reserve Fund has adopted 12b-1 Plans for its Class A, B and C shares, and the New York Tax Exempt Fund has adopted a 12b-1 Plan for its Class A shares, pursuant to the rules under the Investment Company Act of 1940. The plans allow the funds to pay distribution and service fees for the sale and servicing of Class A shares of both funds and Class B and C shares of the Cash Reserve Fund. Under the plans, the distributor is paid 0.25% of the average daily net assets of Class A shares of both funds and 0.75% of the average daily net assets of Class B and C shares of the Cash Reserve Fund. Since these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.



   Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the funds. The expenses incurred by the distributor under each class's 12b-1 Plan include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

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                                       31

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                                       32

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                                       33

                             FOR MORE INFORMATION

   More information about these funds is available free upon request, including the following:


     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS


   Includes financial statements, portfolio investments and detailed performance information.



     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:


BY TELEPHONE:
   800-927-2874


BY FACSIMILE:
   888-606-8252


BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030


BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184


ON THE INTERNET:

   www.csam-americas.com



SEC FILE NUMBERS:

Credit Suisse Cash Reserve Fund                                        811-04171
Credit Suisse New York Tax Exempt Fund                                 811-04170

                                        [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 - www.csam-americas.com


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.        CSMMA1-0503

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2003


                         CREDIT SUISSE CASH RESERVE FUND

                     CREDIT SUISSE NEW YORK TAX EXEMPT FUND


            This combined Statement of Additional Information provides information about Credit Suisse Cash Reserve Fund (the "Cash Reserve Fund") and Credit Suisse New York Tax Exempt Fund (the "Tax Exempt Fund" and collectively with the Cash Reserve Fund, the "Funds") that supplements the information that is contained in the combined Prospectus for the Common shares of the Funds and the combined Prospectus for the Class A shares of the Tax Exempt Fund and the Class A, B and C shares of the Cash Reserve Fund, each dated May 1, 2003, respectively, and as each is amended or supplemented from time to time (together, the "Prospectuses"), and is incorporated by reference in its entirety into those Prospectuses.



            Each Fund's audited Annual Report for its Common Class shares and its Class A Shares, each dated December 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.


            This Statement of Additional Information is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectuses, Annual Reports and information regarding each Fund's current performance may be obtained by writing or telephoning:


                               Credit Suisse Funds
                                 P.O. Box 55030
                        Boston, Massachusetts 02205-5030
                                 (800)-927-2874

                               Table of Contents


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INVESTMENT OBJECTIVES....................................................................1
GENERAL..................................................................................1
         Portfolio Maturity..............................................................1
         Portfolio Quality and Diversification...........................................1
         Bank Obligations................................................................2
         Variable Rate Master Demand Notes...............................................2
         U.S. Government Securities......................................................3
         When-Issued Securities..........................................................4
         Repurchase Agreements...........................................................4
         Securities of Other Investment Companies........................................5
         Investment Policies and Practices of the Tax Exempt Fund........................5
         Municipal Securities............................................................5
         Stand-By Commitment Agreements..................................................6
         Third Party Puts................................................................7
         Alternative Minimum Tax Bonds...................................................8
         Non-Diversified Status..........................................................8
         Special Considerations and Risk Factors.........................................9
         Other Investment Limitations....................................................9
              Cash Reserve Fund..........................................................9
              Tax Exempt Fund...........................................................11
PORTFOLIO VALUATION.....................................................................13
PORTFOLIO TRANSACTIONS..................................................................13
SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES........................14
         Special Considerations.........................................................15
         State Economy..................................................................17
         State Budget...................................................................19
         Debt Limits and Outstanding Debt...............................................23
         Litigation.....................................................................26
         Authorities....................................................................27
         New York City and Other Localities.............................................28
MANAGEMENT OF THE FUNDS.................................................................32
         Officers and Board of Directors................................................32
OWNERSHIP IN SECURITIES OF THE FUNDS AND THE FUND COMPLEX...............................36
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                               Table of Contents


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         Directors' Compensation........................................................39
         Investment Advisory Agreements.................................................39
              Board Approval of Advisory Agreements.....................................41
         Tax Exempt Fund--Sub-Advisory Agreement and Co-Administration Agreements.......42
         Co-Administration Agreements...................................................43
         Code of Ethics.................................................................44
         Custodian and Transfer Agent...................................................44
         Organization of the Funds......................................................45
         Distribution and Shareholder Servicing.........................................46
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................................48
         Class A Shares, Class B Shares and Class C Shares..............................49
         Automatic Cash Withdrawal Plan.................................................50
         Contingent Deferred Sales Charges..............................................50
EXCHANGE PRIVILEGE......................................................................51
ADDITIONAL INFORMATION CONCERNING TAXES.................................................52
         The Funds and Their Investments................................................52
         Foreign Investments............................................................53
         Taxation of Shareholders.......................................................53
DETERMINATION OF YIELD..................................................................55
INDEPENDENT ACCOUNTANTS AND COUNSEL.....................................................56
MISCELLANEOUS...........................................................................56
FINANCIAL STATEMENTS....................................................................58
APPENDIX.................................................................................1
          Description of Commercial Paper Ratings........................................1
          Description of Municipal Securities Ratings....................................2
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                                      (ii)
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                              INVESTMENT OBJECTIVES

            The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

            The investment objective of the Cash Reserve Fund is to provide investors with high current income consistent with liquidity and stability of principal.


            The investment objective of the Tax Exempt Fund is to provide investors with as high a level of current income that is excluded from gross income for federal income tax purposes and exempt from New York State and New
York City personal income taxes as is consistent with preservation of capital and liquidity. Subject to shareholder approval, each Fund's investment objective may be changed by the Fund's Board of Directors without further shareholder action.



            The Tax Exempt Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in New
York municipal securities. New York municipal securities are securities the income from which is exempt from both regular and alternative minimum federal taxes, and New York State and New York City income taxes. The 80% investment policy will not be applicable during periods when the Fund pursues a temporary defensive strategy, as discussed below. The Fund's 80% investment policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.


                                     GENERAL


            Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available at any time in the future.



            Portfolio Maturity. Each Fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the Securities and Exchange Commission (the "SEC"), are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by the Fund. For this purpose, variable rate master demand notes (as described below), which are payable on demand, or, under certain conditions, at specified periodic intervals not exceeding 397 calendar days, and in either case on not more than 30 days' notice, will be deemed to have remaining maturities of 397 calendar days or less. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. Each Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.



            Portfolio Quality and Diversification. Each Fund will limit its portfolio investments to securities that its Board determines present minimal credit risks and that are


"Eligible Securities" at the time of acquisition by the Fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that the Fund acquires the security. The Funds may purchase securities that are unrated at the time of purchase that Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser"), the Fund's investment adviser, deems to be of comparable quality to rated securities that the Fund may purchase. The NRSROs currently designated as such by the SEC are the Standard & Poor's Division of the McGraw-Hill Companies Inc. ("S&P"), Moody's Investors Service ("Moody's"), Fitch, Inc., and Dominion Bond Rating Service Ltd. A discussion of the ratings categories of S&P, Moody's and Fitch is contained in the Appendix to the Fund's Statement of Additional Information.



            The Funds have adopted certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by the Adviser. These policies generally restrict a Fund from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer. The Tax Exempt Fund may invest up to 25% of its assets without regard to this per issuer limit. In addition, the credit quality and diversification policies vary to some extent between the Cash Reserve and Tax Exempt Funds because the Tax Exempt Fund is a single-state tax exempt fund.

            Bank Obligations. The Cash Reserve Fund may purchase bank obligations, including United States dollar-denominated instruments issued or supported by the credit of the United States or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. While the Cash Reserve Fund will invest in obligations of foreign banks or foreign branches of United States banks only if the Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of United States banks due to differences in political, regulatory and economic systems and conditions. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. If shareholders approve elimination of the Fund's policy of concentrating in the banking industry, the Cash Reserve Fund's investment in foreign bank obligations will be limited to 25% of its assets. The Cash Reserve Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.



            Variable Rate Master Demand Notes. Each Fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time and may resell the note at any time to a third party. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.



            Variable rate master demand notes held by a Fund may have maturities of more than 13 months, provided: (i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals, which may extend up to 13 months. In determining a Fund's average weighted portfolio maturity and whether a variable rate master demand note has a remaining maturity of thirteen months or less, each note will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount owed can be recovered through demand. In determining whether an unrated variable rate master demand note is of comparable quality at the time of purchase to instruments rated "high quality" by any NRSRO or when purchasing variable rate master demand notes, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the note and will continuously monitor its financial condition. In addition, when necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter of line of credit, guarantee or commitment to lend.



            A Fund will invest in such instruments only where the Adviser believes that the risk of loss is minimal. In determining average weighted portfolio maturity, a variable rate master demand note will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand note period.



            U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which the Funds may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal

National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).


            Other U.S. government securities in which the Funds may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.



            When-Issued Securities. Each Fund may purchase portfolio securities, on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each Fund expects that commitments to purchase when-issued securities will not exceed 20% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will generally not exceed 45 days. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.


            When a Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid securities in a segregated account equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

            When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

            Reverse Repurchase Agreements and Borrowings. Each Fund may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into such an arrangement (a "reverse repurchase agreement"), it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.


            Securities of Other Investment Companies. If the shareholders approve elimination of a fundamental policy prohibiting investment in shares of other investment companies, the Funds will be permitted to invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and
(iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.



            Investment Policies and Practices of the Tax Exempt Fund.



            Municipal Securities. Under normal circumstances, substantially all of the Tax Exempt Fund's assets will be invested in Municipal Securities. Municipal Securities include short-term debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity securities that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term

Municipal Securities if the interest paid thereon is excluded from gross income for federal income tax purposes.



            The two principal types of Municipal Securities consist of "general obligation" and "revenue" issues, and the Tax Exempt Fund's portfolio may also include "moral obligation" issues, which are normally issued by special purpose authorities. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity securities held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity securities is usually directly related to the credit standing of the corporate user of the facility involved.



            There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Tax Exempt Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix for further information concerning ratings and their significance.



            An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Securities may be materially adversely affected.



            Among other instruments, the Tax Exempt Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.


            Stand-By Commitment Agreements. (Tax Exempt Fund only). The Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified

Municipal Securities at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put" options. The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.


            The principal risk of a stand-by commitment is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the Adviser present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.


            The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

            The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

            The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which, as noted, would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio.

            The Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to a stand-by commitment and the interest on the Municipal Securities will be tax-exempt to the Fund.

            Third Party Puts. (Tax Exempt Fund only). The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the dollar-weighted average maturity of the Fund's portfolio would be adversely affected.


            These bonds coupled with puts may present the same tax issues as are associated with stand-by commitments. As with any stand-by commitment, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.



            Taxable Investments. (Tax Exempt Fund only). Because the Fund's purpose is to provide income excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, the Fund generally will invest in taxable obligations only if and when the Adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or the sale of its portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Securities generally. Among the taxable investments in which the Fund may invest are repurchase agreements and time deposits maturing in not more than seven days.







            Alternative Minimum Tax Bonds. Each Fund may invest in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities (in the case of the Tax Exempt Fund, up to 20% of its total assets). While the income from Alternative Minimum Tax Bonds is exempt from regular federal income taxes, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available pre-tax returns on Alternative Minimum Tax Bonds acquired by a Fund will generally be higher than those from other Municipal

Securities due to the possibility of federal, state and local alternative minimum or regular tax liability on Alternative Minimum Tax Bonds.





            Non-Diversified Status. The Tax Exempt Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of the Fund will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the Fund's taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, and (ii) at least 50% of the market value of its total assets is represented by the securities of issuers each of whose securities do not represent more than 5% of the market value of all of the Fund's assets and do not constitute more than 10% of the outstanding voting securities of such issuer.


            In the opinion of the Adviser, any risk to the Fund from operating as a non-diversified fund should be limited by its intention to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, and by its policies restricting investments to obligations with short-term maturities and high quality credit ratings.



            Special Considerations and Risk Factors. The Tax Exempt Fund may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of economically related projects, if such investment is deemed necessary or appropriate by the Adviser. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.



            The Tax Exempt Fund also invests in securities backed by guarantees from banks and other financial institutions. The Fund's ability to maintain a stable share price is largely dependent upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its yield or share price.

            The Tax Exempt Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Securities to meet their financial obligations. See "Special Considerations Relating to New York Municipal Obligations."




            Other Investment Limitations.

            Cash Reserve Fund. The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 and 12 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time.

            The Cash Reserve Fund may not:


            1. Invest in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or indenture, state bonds, municipal bonds or industrial revenue bonds.(1)


            2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities, and except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

            3. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.


            4. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of obligations issued or guaranteed by the United States, the District of




(1) Subject to shareholder approval, this investment restriction will be eliminated.

Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions or certificates of deposit, time deposit, savings deposits and bankers acceptances.(2)



            5. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and enter into repurchase agreements.(3)


            6. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            7. Purchase securities on margin, make short sales of securities or maintain a short position.

            8. Write or sell puts, calls, straddles, spreads or combinations thereof.

            9. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may purchase commercial paper issued by companies that invest in real estate or interests therein.


            10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.(4)


            11. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days after notice by the Fund, variable rate master demand notes providing for settlement upon maturities longer than seven days and savings accounts which require more than seven days' notice prior to withdrawal shall be considered illiquid securities.

            12. Invest in oil, gas or mineral leases.

            If a percentage restriction (other than the percentage limitation set forth in No. 3 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.



(2) Subject to shareholder approval, the policy of concentrating in "certificates of deposit, time deposits, savings deposits and bankers' acceptances" will be eliminated.



(3) Subject to shareholder approval, this investment restriction will read as follows: "[The Cash Reserve Fund may not] make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act."



(4) Subject to shareholder approval, this investment restriction will be eliminated, and the Board will adopt the following non-fundamental investment restriction: "The Fund may not invest in other investment companies except to the extent permitted by the 1940 Act."

            Tax Exempt Fund. The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 and 11 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time.


            The Tax Exempt Fund may not:

            1. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

            2. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

            3. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (i) obligations issued by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, (ii) certificates of deposit issued by United States branches of United States banks or (iii) Municipal Securities the interest on which is paid solely from revenues of economically related projects. For purposes of this restriction, private activity securities ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.


            4. Make loans except that the Fund may purchase or hold debt obligations and enter into repurchase agreements in accordance with its investment objective, policies and limitations.(5)


            5. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development

----------

(5) Subject to shareholder approval, this investment restriction will read as follows: "[The Tax Exempt Fund may not] make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act."

programs, except that the Fund may invest in debt obligations secured by real estate, mortgages or interests therein.

            7. Purchase securities on margin, make short sales of securities or maintain short positions.

            8. Write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may acquire stand-by commitments.


            9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.(6)


            10. Invest more than 10% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are not readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days and variable rate master demand notes providing for settlement upon more than seven days notice by the Fund and time deposits maturing in more than seven calendar days shall be considered illiquid securities.

            11. Invest in oil, gas or mineral leases.

            If a percentage restriction (other than the percentage limitation set forth in No. 2 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

            Each Fund's portfolio securities are valued on the basis of amortized cost. Under this method, the Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates. Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities. In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize the Fund's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviations from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average

----------

(6) Subject to shareholder approval, this investment restriction will be eliminated, and the Board will adopt the following non-fundamental investment restriction: "The Fund may not invest in other investment companies except to the extent permitted by the 1940 Act."

portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                             PORTFOLIO TRANSACTIONS


            Credit Suisse Asset Management, LLC, each Fund's investment adviser is responsible for establishing, reviewing, and, where necessary, modifying a Fund's investment program to achieve its investment objective. CSAM will select specific portfolio investments and effect transactions for the Funds. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments. CSAM seeks to obtain the best net price and the most favorable execution of Fund orders. To the extent that the execution and price offered by more than one dealer are comparable, CSAM may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research advice or other services.



            Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.



            In no instance will portfolio securities of either Fund be purchased from or sold to CSAM, Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), Credit Suisse First Boston or any affiliated person of such companies, except pursuant to an exemption received from the SEC. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.


            The Tax Exempt Fund may participate, if and when practicable, in bidding for the purchase of Municipal Securities directly from an issuer for the Fund's portfolio in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.


            Neither Fund intends to seek profits through short-term trading. A Fund's annual portfolio turnover will be relatively high but the Fund's portfolio turnover is not expected to have a material effect on its net income. Each Fund's portfolio turnover is expected to be zero for regulatory reporting purposes.

            As of December 31, 2002, the Cash Reserve Fund held securities of its regular brokers or dealers as follows:



NAME OF SECURITY                                             AGGREGATE VALUE
----------------                                             ---------------
Morgan Stanley Dean Witter & Co.                             $5,000,000
Commercial Paper 1.330% due 1/27/03

Merrill Lynch & Company, Inc. Commercial                     $5,001,090
Paper 1.886% Due 2/4/03

Goldman Sachs Group, Inc. Repurchase                         $15,503,000
Agreement dated 12/31/02



        SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES



            Some of the significant financial considerations relating to the New York Tax Exempt Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the state of New York ("New York" or the "State") as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.



            The State's most recent fiscal year began on April 1, 2002 and ends on March 31, 2003. The most recent published Update to the Annual Information Statement was dated February 3, 2003 with a supplement dated March 3, 2003.






            Special Considerations. Current economic and financial trends have substantially heightened the risk that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. An unusual amount of uncertainty surrounds those factors that have historically been most prominent in determining the State's revenue performance. These factors include the profit performance of the financial sector and the timing of tax payments from high-income individuals and businesses.



            It now appears more likely that the national and state economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.



            More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.



            Finally, financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.



            For these reasons, it now appears more likely that the State will experience a significant decline in its revenue situation in fiscal year 2002-03. The Division of the Budget ("DOB") is continuously analyzing actual data and available information from the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts.



            The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year. In the past, the State has taken both administrative and legislative actions to address potential Financial Plan shortfalls, and DOB believes similar actions can be taken to respond to adverse variances in the current year.

            In addition, the Governor has proposed legislation to permit the State to securitize all or a portion of its share of future payments from the tobacco industry under the national master settlement agreement. The most significant short-term risk to the Financial Plan is that the Legislature will fail to enact legislation authorizing the State to securitize its tobacco settlement payments during State fiscal year 2002-03 as recommended in the Governor's Executive Budget. To securitize its tobacco payments, the Executive Budget recommends the sale of the tobacco payment stream to a statutorily created, bankruptcy-remote corporation that would be a subsidiary of the Municipal Bond Bank Agency. In exchange for the sale of the tobacco payment stream asset, the State will receive one or more upfront payments from the proceeds generated from the issuance of bonds by the corporation.



            As of March 3, 2003, the Legislature has not acted on the enabling legislation submitted by the Governor, or on any other budget bills for the 2003-04 fiscal year. If the Legislature does not act on the tobacco securitization legislation promptly, the State will be required to defer payments budgeted in 2002-03 until 2003-04. If necessary, the State may also take other actions to reduce disbursements or increase receipts. The State has no plans to issue short-term tax and revenue anticipation notes or borrow funds from the Tax Stabilization Reserve Fund (the "rainy day" fund) to bring the budget into balance in the current fiscal year.



            Any payment deferrals from 2002-03 are expected to be made in 2003-04 and would therefore weaken the State's cashflow in the first quarter of that year, and would also adversely affect the cashflow of school districts and local governments. The Financial Plan, which assumes the enactment of the Governor's budget recommendations in their entirety (including the receipt of tobacco securitization proceeds), projects that the General Fund will have closing balances of $195 million in May, $369 million in July, and $358 million in August 2003 (such levels are below those achieved in recent years). To meet its cash-flow needs during this period in the absence of an enacted budget, DOB may limit the level of spending authorized through interim spending appropriations to essential contractual and statutory obligations. The State is investigating other austerity measures to augment its cash-flow position if the Legislature fails to enact a budget during this period.

            As in any year, there can be no assurance that a budget will be enacted by the Legislature by the star of the fiscal year, or that the budget that is enacted will not differ materially and adversely from the projection described herein.



            In every year, many uncertainties exist in the forecast of the national and State economies. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. Both bonus income and capital gains realizations have historically been subject to a high degree of variation and may produce results below the current receipts forecast. Also, the United States Congress is expected to consider several economic stimulus packages during the winter of 2003. Several proposals could have a detrimental impact on New York State income receipts.



            There are several significant risks that could adversely affect the U.S. economic recovery or perhaps even derail it and put the nation back into recession. By far the greatest is the risk of another terrorist attack, or series of attacks, that could lead to a steep decline in consumer confidence and spending, as well as a postponement of investment plans by businesses. Similarly, a conflict in Iraq carries the potential for a large spike of some duration in oil prices as well as a sharp drop in consumer sentiment and business confidence.



            Financial market performance also impacts the level of contributions required for the pension funds. The Financial Plan assumes that the State's 2003-04 pension contribution will be toward the lower end of the range of contributions provided by the State Comptroller in October 2002. On February 7, 2003 the Comptroller provided in updated estimate of pension costs for the 2003-04 fiscal year that estimates that State contributions are likely to be $660 million higher than the amounts budgeted in the Financial Plan. To the extent the required contribution is greater than such amount, the State will be required by law to pay the deficiency, with interest, by the second fiscal year following such underpayment. The Comptroller does not estimate pension contribution costs beyond those due in the upcoming fiscal year, and any such future costs would be dependent on numerous variables, including the performance of the assets of the New York State and Local Retirement Systems (the "Systems").



            The State Comptroller is the Administrative Head of the Systems, and Trustee of the assets of those Systems. If the proposed pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries.



            An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial

Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.



            State Economy. The New York economy suffered more than the nation as a whole during the recession, due to the September 11 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy. Only now are there signs of an economic turnaround. Total State employment is expected to rise 0.7 percent in 2003, following a decline of 1.6 percent for 2002. Private sector employment is expected to rise 0.9 percent in 2003, following a decline of 2.1 percent for 2002. Bonus payments paid to financial services workers have been reduced significantly due to the recession and the steep decline in the stock market. On a calendar year basis, bonuses are estimated to have fallen 23.0 percent for 2002, followed by a 10.2 percent decline projected for 2003. In the aftermath of the bursting of the stock market bubble, it is expected that for the next two years bonuses in the finance and insurance sector will remain at about one-half of their 2001 peak level. Wages are expected to rise 2.3 percent in 2003, following a decline of 3.2 percent for 2002. Total State personal income is projected to increase 3.1 percent in 2003.



            The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. This decline, if it continues, could result in a large negative impact in underlying economic activity. Adverse developments in the equity markets have the potential to significantly disrupt economic activity in New York, given the prominence of financial services in the State's economy. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.



            Recent events, such as the war with Iraq and the concomitant threat of terrorist acts, have increased the risks to the forecast for both employment and wages. The continuing erosion of investor confidence has had a major impact on Wall Street and the New York City economy. Securities industry profits for 2002 were the lowest in eight years; including research settlement charges and write-offs for potential litigation costs, profits were a negative $1 billion for the fourth quarter. After suffering its second consecutive annual loss in 2002, the stock market continued to deteriorate in January and February of this year, due largely to uncertainty related to pending military conflict. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for New York State goods and services, will continue to have an adverse impact on the State's economic recovery.

            New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.



            Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.






            Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.



            Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.



            Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.



            Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

            Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.



            State Budget. The State Constitution requires the Governor of New York ("Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.



            State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2002-03 Financial Plan projected budget gaps of $2.8 billion in 2003-04, $2.8 billion in 2004-05 and $4.1 billion in 2005-06.






            Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.



            General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.



            Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are projected to total $39.74 billion in fiscal year 2002-03, a decrease of $1.41 billion from the 2001-02 fiscal year. This total includes $28.36 billion in tax receipts, $4.09 billion in miscellaneous receipts, and $7.30 billion in transfers from other funds. Estimated General Fund receipts for 2003-04 are projected at $38.19 billion or $1.75 billion below 2002-03 estimate.

            The significant year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. The estimated impact of the World Trade Center disaster on 2002-03 receipts remains significant, and within the range estimated in the immediate aftermath of the September 11 attacks. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.



            General Fund disbursements, including transfers to other funds, are projected to total $39.77 billion for 2002-03, an annual decrease of $1.45 billion or from the 2001-02 fiscal year. All Governmental Funds spending for 2002-03 is projected to be $90.95 billion. General Fund disbursement for 2003-04 is projected to be $38.64 billion, a decrease of $1.14 billion (2.9 percent) from the current year.



            The projected 2002-03 General Fund closing balance of $1.0 billion, consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund), $198 million in remaining projected extra tobacco securitization receipts, $20 million in the Contingency Reserve Fund (the State's litigation reserve) and $75 million in the Community Projects Fund.



            All Governmental Funds receipts are projected to be $90.22 billion in 2003-04, a decrease of $401 million from 2002-03. Tax receipts are projected to decrease by $310 million to total $40.93 billion, while miscellaneous receipts are projected to increase by $288 million to total $17.23 billion over 2002-03. Federal Grants are projected to total $32.06 billion, a decrease of $379 million from 2002-03. Federal grants represent reimbursement from the Federal government for programs financed by the State in the first instance.



            On an All Governmental Funds basis, the State Financial Plan budgets spending for World Trade Center costs of $2.06 billion in 2002-03 and $496 million in 2003-04 which represents both pass-through aid and disbursements financed by the State. Most of the spending is supported by Federal funds ($2 billion in 2002-03 and $946 million in 2003-04). In addition to disaster cleanup and recovery spending, Federal money will finance, among other things, expand counseling and trauma services ($99 million). In 2001-02, the State spent $654 million for World Trade Center costs ($352 million of which was pass-through aid).



            The Financial Plans reflect pass-through aid related to reimbursement for September 11 costs within the amounts shown for total disbursement. For 2002-03, pass-through aid is projected to total $1.7 billion, of which $1 billion relates to expected reimbursement for liability insurance. Aid amounts decline in 2003-04 to $861 million, as reimbursement for initial response efforts - debris removal and crisis counseling - nears completion. Nearly all of the Federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the disaster.

            Through December 2002, preliminary General Fund receipts and transfers from other funds (based on DOB's estimate) totaled $27.32 billion, $1.17 billion below cash-flow projections for fiscal year 2002-03 derived from the October 2002 Financial Plan, with negative variances against planned collections concentrated in the personal income tax and in business taxes. However, it remains uncertain at this point how much of the receipts shortfall to date is related to the timing of tax payments within the same fiscal year (but across individual and business tax years), and how much is related to economic conditions. Preliminary General Fund disbursements and transfers to other funds totaled $26.88 billion, $400 million below cash-flow projections derived from the October 2002 Financial Plan. The variances result in a preliminary General Fund closing balance of $1.47 billion at the end of December 2002, which is $772 million below DOB's cash-flow projections.



            Based on operating results through December 31, 2002, the anemic performance of the national economy, faltering retail sales, and continuing weakness in the State's financial services sector, DOB believes the State will experience a budgetary shortfall in the range of $2 billion to $2.5 billion in the current fiscal year.



            Special Revenue Funds. State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. The largest area of growth in State special revenue funding is for Medicaid, which is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion. Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan. Spending from Special Revenue Funds is projected to total $45.58 billion in 2003-04.



            Capital Projects Funds. Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million). Capital Projects Funds spending in 2003-04 is projected at $5.64 billion.



            Debt Service Funds. Estimated debt service disbursements from the debt service funds type are projected at $3.10 billion for 2002-03 and $3.37 billion for 2003-04. The $271 million increase is due to a combination of ongoing debt management actions that lower the State's cost of borrowing in 2002-03 to provide recurring savings.



            The historical financial results for the prior three fiscal years are presented below. 2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund.

The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.



            General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.



            2000-01 Fiscal Year. The State ended its 2001-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.



            The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation ("LGAC") that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.



            The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.



            General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

            1999-00 Fiscal Year. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.


            The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.


            The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.


            General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

            Debt Limits and Outstanding Debt. There are a number of methods by which the state of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.



            The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.



            The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased at 5 percent in 2013-14.



            The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.



            Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. The DOB expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.



            The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the state of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the state of New York.



            State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the "Plan") within 90 days after the enactment of the State Budget. DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August 16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.



            In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.



            The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the School Tax Relief Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.



            The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002.

            The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.




            On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.


            On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating.


            New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


            Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2002-03 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

            Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) a challenge to the Governor's application of his constitutional line item veto authority; (4) a challenge to the funding for New York City public schools; (5) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor; and (6) the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a/ Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation.


            Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 Financial Plan.


            Although other litigation is pending against New York State, except as described herein, no current material litigation involves New York State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


            On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

            Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

            Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

            For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.


            New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.



            On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.



            Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, and the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.






            On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.



            The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.



            The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.


            In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

            On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.


            Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

            On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.


            In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the city of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the city of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.


            Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.





                  For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years. The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.



            On January 28, 2003, the City released a modification to its four-year financial plan, which incorporates changes since the June 2002 financial plan. Compared to the June Plan, the January modification projects significantly lower tax revenues due to the continuing decline in financial services sector profits, and reflect other revised forecasts, such as significantly higher pension costs. The modification also reflects the implementation of an 18.49 percent property tax increase, effective January 1, 2003, as well as agency actions to reduce planned spending and increase revenues that were included in the November modification.



            The January modification assumes the successful implementation of a program to close projected gaps of approximately $486 million in fiscal year 2002-03 and $3.4 billion in fiscal year 2003-04. The modification includes further reductions in planned agency spending, revenue increases, and City proposals that require approval by the State ($1.7 billion) and federal governments ($850 million) and the municipal unions ($600 million). The gap-closing program also assumes a $600 million retroactive payment and an ongoing $92 million payment from the Port Authority of New York and New Jersey for airport leases. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining and assumes that the Governor's Executive Budget will not reduce the level of State aid assumed in the financial plan.


            New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

            The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.


            To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.


            The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

            Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

            Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

            From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

                             MANAGEMENT OF THE FUNDS

            Officers and Board of Directors


            The business and affairs of each Fund are managed by its Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board approves all significant agreements between each Fund and the companies that furnish services to the Fund, including agreements with the Fund's investment adviser, custodian and transfer agent.



            The names and birth dates of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.




                                                                                            Number of
                                                                                            Funds in
                                                                                            Fund
                                                   Term of                                  Complex
                                    Position(s)    Office(7)and                             Overseen by
                                    Held with      Length of      Principal Occupation(s)   Director/    Directorships Held
Name, Address and Date of Birth     Funds          Time Served    During Past Five Years    Officer      by Director/Officer
-------------------------------     ------------   ------------   -----------------------   -----------  -------------------
INDEPENDENT DIRECTORS

Richard H. Francis                  Director and   Since 1999     Currently retired;        54           None
c/o Credit Suisse Asset             Audit                         Executive Vice
Management, LLC                     Committee                     President and Chief
466 Lexington Avenue                member                        Financial Officer of
New York, New York                                                Pan Am Corporation
10017-3140                                                        and Pan American
                                                                  World Airways, Inc.
                                                                  from 1988 to 1991
Date of Birth:  04/23/32

Jack W. Fritz                       Director and   Since          Private investor;         53           Director of Advo,
2425 North Fish Creek Road          Audit          Fund           Consultant and                         Inc. (direct mail
P.O. Box 1287                       Committee      inception      Director of Fritz                      advertising)
Wilson, Wyoming 83014               member                        Broadcasting, Inc.
                                                                  and Fritz
                                                                  Communications
                                                                  (developers and
Date of Birth:  04/22/27                                          operators of radio
                                                                  stations) since 1987






(7) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                            Number of
                                                                                            Funds in
                                                                                            Fund
                                                   Term of                                  Complex
                                    Position(s)    Office(8)and                             Overseen by
                                    Held with      Length of      Principal Occupation(s)   Director/    Directorships Held
Name, Address and Date of Birth     Funds          Time Served    During Past Five Years    Officer      by Director/Officer
-------------------------------     ------------   ------------   -----------------------   -----------  -------------------
Jeffrey E. Garten                   Director and   Since 1998(9)  Dean of Yale School       53           Director of
Box 208200                          Audit                         of Management and                      Aetna, Inc.;
New Haven, Connecticut  06520-8200  Committee                     William S. Beinecke                    Director of
                                    member                        Professor in the                       Calpine Energy
                                                                  Practice of                            Corporation;
Date of Birth:  10/29/46                                          International Trade                    Director of
                                                                  and Finance;                           CarMax Group
                                                                  Undersecretary of                      (used car dealers)
                                                                  Commerce for
                                                                  International Trade
                                                                  from November 1993 to
                                                                  October 1995;
                                                                  Professor at Columbia
                                                                  University from
                                                                  September 1992 to
                                                                  November 1993

Peter F. Krogh                      Director and   Since          Dean Emeritus and         53           Member of Board
301 ICC                             Audit          2001           Distinguished                          of The Carlisle
Georgetown University               Committee                     Professor of                           Companies Inc.;
Washington, DC 20057                member                        International Affairs                  Member of
                                                                  at the Edmund A.                       Selection
                                                                  Walsh School of                        Committee for
Date of Birth:  02/11/37                                          Foreign Service,                       Truman Scholars
                                                                  Georgetown                             and Henry Luce
                                                                  University; Moderator                  Scholars;  Senior
                                                                  of PBS foreign                         Associate of
                                                                  affairs television                     Center for
                                                                  series                                 Strategic and
                                                                                                         International
                                                                                                         Studies; Trustee
                                                                                                         of numerous world
                                                                                                         affairs
                                                                                                         organizations

James S. Pasman, Jr.                Director and   Since          Currently retired;        55           Director of
c/o Credit Suisse Asset             Audit          1999           President and Chief                    Education
Management, LLC                     Committee                     Operating Officer of                   Management Corp.
466 Lexington Avenue                member                        National InterGroup,
New York, New York                                                Inc. (holding
10017-3140                                                        company) from April
                                                                  1989 to March 1991;
                                                                  Chairman of Permian
Date of Birth:  12/20/30                                          Oil Co. from April
                                                                  1989 to March 1991






(8) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.



(9) Mr. Garten was initially appointed as a Director of the Funds on February 6, 1998. Mr. Garten resigned as Director on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                                                                            Number of
                                                                                            Funds in
                                                                                            Fund
                                                   Term of                                  Complex
                                    Position(s)    Office(10)and                             Overseen by
                                    Held with      Length of      Principal Occupation(s)   Director/    Directorships Held
Name, Address and Date of Birth     Funds          Time Served    During Past Five Years    Officer      by Director/Officer
-------------------------------     ------------   -------------  -----------------------   -----------  -------------------
Steven N. Rappaport                 Director and   Since          Partner of Lehigh         54           None
Lehigh Court LLC                    Audit          1999           Court, LLC and RZ
40 East 52nd Street,                Committee                     Capital (private
New York, New York 10022            Chairman                      investment firms)
                                                                  since July 2002;
                                                                  Consultant to SunGard
Date of Birth:  07/10/48                                          Securities Finance,
                                                                  Inc. from February
                                                                  2002 to July 2002;
                                                                  President of SunGard
                                                                  Securities Finance,
                                                                  Inc., from 2001 to
                                                                  February 2002;
                                                                  President of Loanet,
                                                                  Inc. (on-line
                                                                  accounting service)
                                                                  from 1997 to 2001;
                                                                  Executive Vice
                                                                  President, Loanet,
                                                                  Inc. from 1994 to
                                                                  1997; Director,
                                                                  President, North
                                                                  American Operations,
                                                                  and former Executive
                                                                  Vice President from
                                                                  1992 to 1993 of
                                                                  Worldwide Operations
                                                                  of Metallurg Inc.
                                                                  (manufacturer of
                                                                  specialty metals and
                                                                  alloys); Executive
                                                                  Vice President,
                                                                  Telerate, Inc.
                                                                  (provider of
                                                                  real-time information
                                                                  to the capital
                                                                  markets) from 1987 to
                                                                  1992; Partner in the
                                                                  law firm of Hartman &
                                                                  Craven until 1987

INTERESTED DIRECTOR

William W. Priest(11)               Director       Since          Co-managing Partner,      60           None
Steinberg Priest & Sloane Capital                  1999           Steinberg Priest &
Management, LLC                                                   Sloane Capital
12 East 49th Street                                               Management, LLC since
12th Floor                                                        March 2001; Chairman
New York, New York 10017                                          and Managing Director
                                                                  of CSAM from 2000 to
                                                                  February 2001, Chief
                                                                  Executive Officer and
Date of Birth: 09/24/41                                           Managing Director of
                                                                  CSAM from 1990 to 2000

OFFICERS

Joseph D. Gallagher(12)             Chairman,      Since 2003     Managing Director and     --            --
Credit Suisse Asset Management,     Chief                         Chief Executive
LLC                                 Executive                     Officer of CSAM since
466 Lexington Avenue                Officer                       2003; Chief Executive
                                                                  Officer and Director
                                                                  of Credit





(10) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.



(11) Mr. Priest is a Director who is an "interested person" of each Fund as defined in the 1940 Act, because he provides consulting services to CSAM.



(12) Mr. Gallagher's election as a Director of each Fund (and of a total of 60 portfolios in the Fund Complex) is pending shareholder approval. If elected, he will serve as Chairman of the Board and will be an "interested person" of each Fund" as defined in the 1940 Act, because he is an officer of CSAM.

                                                                                            Number of
                                                                                            Funds in
                                                                                            Fund
                                                   Term of                                  Complex
                                    Position(s)    Office and                               Overseen by
                                    Held with      Length of      Principal Occupation(s)   Director/    Directorships Held
Name, Address and Date of Birth     Funds          Time Served    During Past Five Years    Officer      by Director/Officer
-------------------------------     ------------   -------------  -----------------------   -----------  -------------------
New York, New York 10017-3140       and President                 Suisse Asset Management
                                                                  Limited, London,
                                                                  England, from June
Date of Birth:  12/14/62                                          2000 to 2003;
                                                                  Director of Credit
                                                                  Suisse Asset
                                                                  Management Funds (UK)
                                                                  Limited, London,
                                                                  England, from June
                                                                  2000 to 2003;
                                                                  Managing Director,
                                                                  Head - Asian
                                                                  Corporate Finance and
                                                                  M&A's, Credit Suisse
                                                                  First Boston, Hong
                                                                  Kong, China, from
                                                                  January 1998 to May
                                                                  1999; and Director
                                                                  Head - Asian
                                                                  Corporate Finance,
                                                                  Credit Suisse First
                                                                  Boston, Hong Kong,
                                                                  China, from October
                                                                  1993 to December 1997

Hal Liebes, Esq.                    Vice           Since 1999     Managing Director and     --           --
Credit Suisse Asset Management,     President                     Global General
LLC                                 and Secretary                 Counsel of CSAM;
466 Lexington Avenue                                              Associated with CSAM
New York, New York 10017-3140                                     since 1997; Officer
                                                                  of other Credit
Date of Birth:  07/06/64                                          Suisse Funds

Michael A. Pignataro                Treasurer      Since 1999     Director and Director     --           --
Credit Suisse Asset Management,     and Chief                     of Fund
LLC                                 Financial                     Administration of
466 Lexington Avenue                Officer                       CSAM; Associated with
New York, New York 10017-3140                                     CSAM since 1984;
                                                                  Officer of other
Date of Birth:  11/15/59                                          Credit Suisse Funds

Gregory N. Bressler, Esq.           Assistant      Since 2000     Director and Deputy       --           --
Credit Suisse Asset Management,     Secretary                     General Counsel;
LLC                                                               Associated with CSAM
466 Lexington Avenue                                              since January 2000;
New York, New York 10017-3140                                     Associated with the
                                                                  law firm of Swidler
                                                                  Berlin Shereff
Date of Birth:  11/17/66                                          Friedman LLP from
                                                                  1996 to 2000; Officer
                                                                  of other Credit
                                                                  Suisse Funds

                                                                                            Number of
                                                                                            Funds in
                                                                                            Fund
                                                   Term of                                  Complex
                                    Position(s)    Office(13)and                            Overseen by
                                    Held with      Length of      Principal Occupation(s)   Director/    Directorships Held
Name, Address and Date of Birth     Funds          Time Served    During Past Five Years    Officer      by Director/Officer
-------------------------------     ------------   -------------  -----------------------   -----------  -------------------

Rocco A. DelGuercio                 Assistant      Since          Vice President and        --           --
Credit Suisse Asset Management,     Treasurer      1999           Administrative
LLC                                                               Officer of CSAM;
466 Lexington Avenue                                              Associated with CSAM
New York, New York 10017-3140                                     since 1996; Officer
                                                                  of other Credit
Date of Birth:  04/28/63                                          Suisse Funds

Joseph Parascondola                 Assistant      Since          Assistant Vice            --           --
Credit Suisse Asset Management,     Treasurer      2000           President - Fund
LLC                                                               Administration of
466 Lexington Avenue                                              CSAM since April
New York, New York 10017-3140                                     2000; Assistant Vice
                                                                  President, Deutsche
Date of Birth:  06/05/63                                          Asset Management from
                                                                  January 1999 to April
                                                                  2000; Assistant Vice
                                                                  President, Weiss,
                                                                  Peck & Greer LLC,
                                                                  from November 1995 to
                                                                  December 1998;
                                                                  Officer of other
                                                                  Credit Suisse Funds

Robert M. Rizza                     Assistant      Since 2002     Assistant Vice            --           --
Credit Suisse Asset Management,     Treasurer                     President of CSAM
LLC                                                               since January 2001;
466 Lexington Avenue                                              Associated with CSAM
New York, New York 10017-3140                                     since 1998; Officer
                                                                  of other Credit
Date of Birth:  12/09/65                                          Suisse Funds





13 Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

            OWNERSHIP IN SECURITIES OF THE FUNDS AND THE FUND COMPLEX


As reported to the Funds, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2002.



                                                                    Aggregate Dollar Range of
                                                                     Equity Securities in all
                                                                      Registered Investment
                                                                      Companies Overseen by
                                    Dollar Range of Equity            Director in Family of
Name of Director                  Securities in each Fund*,(14)     Investment Companies*,(14)
----------------                  ---------------------------       ------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                Cash Reserve Fund - E                   E
                                  Tax Exempt Fund - A
Jack W. Fritz                     Cash Reserve Fund - C                   E
                                  Tax Exempt Fund - A
Jeffrey E. Garten                 Cash Reserve Fund - A                   A
                                  Tax Exempt Fund - A
Peter F. Krogh                    Cash Reserve Fund - A                   D
                                  Tax Exempt Fund - A
James S. Pasman, Jr.              Cash Reserve Fund - A                   C
                                  Tax Exempt Fund -  A
Steven N. Rappaport               Cash Reserve Fund - B                   D
                                  Tax Exempt Fund - B
INTERESTED DIRECTOR(15)

William W. Priest                 Cash Reserve Fund - A                   A
                                  Tax Exempt Fund - A


-----------------------
* Key to Dollar Ranges:
   A. None
   B. $1 - $10,000
   C. $10,000 - $50,000
   D. $50,000 - $100,000
   E. Over $100,000


            Mr. Rappaport informed the Funds that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including CSAM). He indicated that Loanet billed these



(14) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.



(15) As of December 31, 2002, Mr. Gallagher did not own any equity securities of either Fund or equity securities in any registered investment company to be overseen by Mr. Gallagher (if elected as a Director) in the Family of Investment Companies.

Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. ("SunGard"). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position after February 2002.




            No employee of CSAM, CSAMSI, State Street Bank and Trust Company, the Funds' co-administrator ("State Street"), or any of their affiliates receives any compensation from the Funds for acting as an officer or director of a Fund. For each fund in the Credit Suisse family of funds, each Director who is not a director, trustee, officer or employee of CSAM, CSAMSI, State Street or any of their affiliates receives an annual fee of $750 for Director services provided to the Funds and $250 for each Board meeting attended in addition to reimbursement for expenses incurred in connection with attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the Chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.



            Each Fund's Board has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Funds, namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.



            In accordance with its written charter adopted by the Board of Directors, each Audit Committee oversees the financial reporting process of the Funds and monitors the valuation of portfolio assets. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the audit plan and audit fees charged, and reviews the results of the Fund's annual audit. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its adviser and affiliates by the independent public accountants. The Audit Committee of each Fund met four times during the fiscal year ended December 31, 2002.



            The Nominating Committee is charged with the duty of selecting and nominating candidates for election to the Board as Independent Directors. The Nominating Committee will consider nominees recommended by a Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee of each Fund met twice during the Funds' most recent fiscal year ended December 31, 2002.

DIRECTORS' COMPENSATION.


                  (FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002)




                                                                  Total
                                                            Compensation from
                              Total                          all Investment     Total Number of
                          Compensation         Total            Companies       Funds for Which
                              from          Compensation      in the Credit     Director Serves
                          Cash Reserve          from           Suisse Fund        Within Fund
   Name of Director(1)        Fund        Tax Exempt Fund        Complex            Complex
   -------------------        ----        ---------------        -------            -------
William W. Priest(2)             None             None              None              60
Richard H. Francis          $2,812.50        $3,062.50           $82,015              54
Jack W. Fritz               $2,562.50        $2,812.50           $64,640              53
Jeffrey E. Garten           $3,062.50        $3,062.50           $71,515              53
Peter F. Krogh              $2,812.50        $3,062.50           $75,015              53
James S. Pasman, Jr.        $2,812.50        $3,062.50          $110,015              55
Steven N. Rappaport         $3,037.50        $3,287.50           $84,360              54




(1) Mr. Gallagher is an interested person of each Fund and, accordingly, if elected as a Director will receive no compensation from either Fund or any other investment company advised by CSAM.



(2) Mr. Priest is an "interested person" of each Fund and, accordingly, receives no compensation from the Funds or any other investment company advised by CSAM.



            As of March 4, 2003, the Directors and officers of each Fund as a group owned of record less than 1% of that Fund's outstanding common stock.


            Investment Advisory Agreements


            CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of December 31, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $297.4 billion, with $52.8 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.





            The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.


            Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

            Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

            Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Directors in such manner as the Boards determine to be fair and accurate. Each class of the Funds pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.



            Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.



            Each Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).



            For its services to the Cash Reserve Fund and Tax Exempt Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of .35% and .25% of such Fund's average daily net assets, respectively. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund. Each class of shares of the Funds bears its proportionate share of fees payable to CSAM in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.



            For the past three fiscal years ended December 31, the advisory fees paid to and voluntarily waived by CSAM for each Fund were as follows:



December 31, 2002




          Fund            Fees Paid (After Waivers)           Waivers
          ----            -------------------------           -------
Cash Reserve                  $432,515                       $298,255
Tax Exempt                    $254,934                       $117,605



December 31, 2001




          Fund            Fees Paid (After Waivers)           Waivers
          ----            -------------------------           -------
Cash Reserve                  $818,075                       $306,520
Tax Exempt                    $408,126                        $63,223

December 31, 2000




          Fund            Fees Paid (After Waivers)           Waivers
          ----            -------------------------          -------
Cash Reserve                  $863,548                       $129,590
Tax Exempt                    $383,949                        $57,227






            BOARD APPROVAL OF ADVISORY AGREEMENTS

            In approving the Advisory Agreement, the Board of Directors of each Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Directors also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as CSAM's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. The Board concluded that the fees were within the range of fees paid to CSAM for advisory services to other similar Credit Suisse Funds and to those charged by similar unaffiliated funds. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.


            Tax Exempt Fund--Sub-Advisory Agreement and Co-Administration Agreements



            Prior to August 1, 2002, Blackrock Institutional Management Corporation ("BIMC") served as sub-investment adviser and co-administrator to the Tax Exempt Fund.

Prior to February 14, 2001, BIMC served as co-administrator to the Cash Reserve Fund. BIMC received for its services a fee computed daily and payable monthly at an annual rate of .25% of the value of the Tax Exempt Fund's average daily net assets. For the fiscal years ended December 31, 2000, 2001 and 2002, the sub-advisory (for Tax-Exempt Fund only) and administration fees paid to and voluntarily waived by BIMC for each Fund were as follows:



                         Fiscal year ended December 31, 2000
                       ----------------------------------------
                       Net Fee                         Waiver
                       -------                         ------
Cash Reserve Fund      $704,147                      $(289,667)
Tax Exempt Fund        $309,690                      $(132,522)



                         Fiscal year ended December 31, 2001
                       ----------------------------------------
                       Net Fee                         Waiver
                       -------                         ------
Cash Reserve Fund*     $80,872                       $ (51,017)
Tax Exempt Fund        $251,509                      $(220,595)



*  For the period January 1, 2001 through February 13, 2001



                            January 1, 2002-August 1, 2002
                       ----------------------------------------
                       Net Fee                         Waiver
                       -------                         ------
Tax Exempt Fund        $217,558                       $103,257



            Co-Administration Agreements


            CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

            CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays to CSAMSI a fee calculated at an annual rate of .10% of the Fund's average daily net assets.


            For the fiscal years ended December 31, 2000, 2001 and 2002, the Funds paid CSAMSI co-administrative service fees as follows:



December 31, 2002



    Fund                    Fees Paid
    ----                    ---------
Cash Reserve                $208,791
Tax Exempt                  $149,263

December 31, 2001



    Fund                    Fees Paid
    ----                    ---------
Cash Reserve                $336,376
Tax Exempt                  $188,539



December 31, 2000



    Fund                    Fees Paid
    ----                    ---------
Cash Reserve                $397,255
Tax Exempt                  $176,471







            State Street became co-administrator to Cash Reserve Fund on May 1, 2002 and to Tax Exempt Fund on August 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $20 billion, exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period May 1, 2002 through December 31, 2002, co-administrative services fees earned by State Street (including out-of-pocket expenses) for Cash Reserve Fund were $58,879. For the period August 1, 2002 through December 31, 2002, co-administrative services fees earned by State Street (including out of pocket expenses) for Tax Exempt Fund were $45,632.



            PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Cash Reserve Fund from February 14, 2001 to May 1, 2002. PFPC received fees for its services calculated on the Cash Reserve Fund's average daily net assets, as follows .07% for the first $500 million in average daily net assets, .06% for the next $1 billion in average daily net assets, and .05% of the average daily net assets over $1.5 billion, subject to a minimum annual fee and exclusive out-of-pocket expenses. For the period from February 15, 2001 through December 31, 2001, the Cash Reserve Fund paid PFPC co-administration fees of $198,952. For the period from January 1, 2002 through April 30, 2002, the Cash Reserve Fund paid PFPC co-administration fees (including out of pocket expenses) of $68,655.



            Each Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Fund"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds, will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.



            Code of Ethics



            Each Fund, CSAM, and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.



            The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.



            Custodian and Transfer Agent


            State Street acts as the custodian for each Fund and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund,
(b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Directors concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

            Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

            Organization of the Funds


            The Funds were incorporated on November 15, 1984 under the laws of the State of Maryland as "Counsellors Cash Reserve Fund, Inc." and as "Counsellors New York Tax Exempt Fund, Inc." On October 27, 1995, the Cash Reserve Fund and the Tax Exempt Fund each filed an amendment to its charter in order to change its name to "Warburg, Pincus Cash Reserve Fund, Inc." and "Warburg, Pincus New York Tax Exempt Fund, Inc.", respectively. On March 26, 2001, the Cash Reserve Fund and the Tax Exempt Fund each filed an amendment to its charter in order to change its name to "Credit Suisse Warburg Pincus Cash Reserve Fund, Inc." and "Credit Suisse Warburg Pincus New York Tax Exempt Fund, Inc.," respectively. On December 12, 2001, the Cash Reserve Fund and the New York Tax Exempt Fund each filed an amendment to its charter in order to change its name to "Credit Suisse Cash Reserve Fund, Inc." and "Credit Suisse New York Tax Exempt Fund, Inc.," respectively.



            The Tax Exempt Fund's charter authorizes the Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, two billion shares are designated Advisor shares and one billion shares are designated Class A shares. The Cash Reserve Fund's charter authorizes the Board to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, two billion shares are designated Advisor shares, one billion shares are designated Class A shares, one billion shares are designated Class B shares and one billion shares are designated Class C shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund. All shareholders of a Fund, upon liquidation, will participate ratably in the Fund's net assets.

            Multi-Class Structure. The Cash Reserve Fund has four separate classes of shares outstanding: Common shares, Class A shares, Class B shares and Class C shares. The Tax Exempt Fund has two separate classes of shares outstanding: Common shares and Class A shares. Although neither Fund currently does so, each Fund is authorized to offer a separate class of shares, the Advisor shares. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Class B and Class C shares, the total return on such shares can be expected to be lower than the total return on Common and Class A shares.



            Pending shareholders approval, each Fund may redeem shares held by a shareholder for any reason, subject to applicable law if the Board of Directors determined that doing so is in the best interests of the Fund.


            Voting Rights. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.


            Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.csam-americas.com.


            DISTRIBUTION AND SHAREHOLDER SERVICING

            Distributor. CSAMSI serves as distributor of the Funds' shares and offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

            Class A, Class B and Class C Shares. The Cash Reserve Fund has adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares ("A Shares 12b-Plan", "B Shares 12b-1 Plan" and "C Shares 12b-1 Plan," respectively). The Tax Exempt Fund has adopted a Plan of Distribution for its Class A shares (the "A Shares 12b-1 Plan"). Each of the A Shares 12b-1 Plans, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Funds to compensate CSAMSI for activities associated with the distribution of these classes of shares.

            The A Shares 12b-1 Plans currently provide that a service fee of ..25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. The B Shares 12b-1 Plan currently provides that: (i) an asset based sales charge of .50% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI. The C Shares 12b-1 Plan currently provides that: (i) an asset-based sales charge of .50% per year and (ii) a service fee of ..25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI.



            With respect to sales of the Cash Reserve Fund's Class B and Class C shares and certain sales of each Fund's Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Funds.


            In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Funds. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.


            General. Each of the A Shares, B Shares and C Shares 12b-1 Plans will continue in effect for so long as its continuance is specifically approved at least annually by each Fund's Board, as applicable, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the A Share 12b-1 Plan, B Shares 12b-1 Plan or C Shares 12b-1 Plan ("Independent Directors"). Any material amendment of any of the A Shares, B Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner. The A Shares, B Shares and C Shares 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the A Shares, B Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.


            Payments by the Funds to CSAMSI under the A Shares, B Shares and C Shares 12b-1 Plans, as applicable, are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

            CSAMSI provides the Board of each Fund with periodic reports of amounts spent under the A Shares, B Shares and C Shares 12b-1 Plans, as applicable, and the purposes for which the expenditures were made.


            For the fiscal year ended December 31, 2002, Class A shares of Cash Reserve Fund paid $1,772 in distribution fees to CSAM and Class A shares of Tax Exempt Fund paid $67 in distribution fees to CSAMSI.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. There are no front end sales charges on the purchase of the Funds' shares; a deferred sales charge may be imposed on certain redemptions purchased through an exchange from another Credit Suisse Fund that imposes a deferred sales charge.

            As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

            Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

            COMMON CLASS SHARES. To purchase Common shares directly from Funds, contact the Funds to obtain an application. Fill it out and mail it to the Funds along with an investment check, payable to "Credit Suisse Funds." The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Funds. These types of checks may be returned to you and your purchase order may not be processed.

               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES.


            Class A shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Funds. Class B shares and Class C shares of the Cash Reserve Fund may only be acquired through an exchange from another Credit Suisse Fund. All purchases of Class A shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order.



            Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Class A shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, Class B and Class C shares should be read in connection with such firms' material regarding their fees and services.



            Redemptions. Class A shares of the Funds and Class B and C shares of the Cash Reserve Fund may be redeemed at a redemption price equal to the NAV per share next computed following the receipt by your financial representative of your request in proper form, minus any applicable deferred sales charge. Class A shares of the Funds and Class B and C shares of the Cash Reserve Fund may also be redeemed by sweep. If your financial representative offers an automatic sweep arrangement, the sweep will automatically transfer from a Fund sufficient amounts to cover security purchases in your brokerage account.





            Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

            If the Board of a Fund determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

            Automatic Cash Withdrawal Plan.


            An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the applicable Fund.



            Contingent Deferred Sales Charges.



            If Class A shares of the Funds and Class B and Class C shares of the Cash Reserve Fund (each, an "Exchanged-For Fund") are acquired by exchange from another Credit Suisse Fund (an "Exchanged Fund") subject to a contingent deferred sales charge ("CDSC") or a limited deferred sales charge ("Limited CDSC"), the original deferred sales charge on the Exchanged Fund will apply to these shares. If you redeem any Class A shares acquired by exchange of shares subject to a Limited CDSC within 12 months of the date you purchased shares of the Exchanged Fund, the Exchanged-For Fund's shares redeemed may be subject to a Limited CDSC of up to 1.00%. If you redeem any Class B shares of the Cash Reserve Fund acquired by exchange of shares subject to a CDSC within four years after you purchased such Exchanged Fund's shares, the shares of the Exchanged Fund redeemed may be subject to a CDSC of up to 4.00%.







            If you redeem any Class C shares acquired by exchanging the shares of the Exchanged Fund subject to a CDSC within one year after you purchased such Exchanged Fund's shares, the shares redeemed may be subject to a CDSC of 1%.

            For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


            The rate of any CDSC or Limited CDSC is determined by the length of the period of ownership. The length of the period of ownership is measured from the time of purchase of the Exchanged Fund's shares subject to a CDSC or Limited CDSC to the time of exchange into the Funds. THE TIME YOU HOLD SHARES OF THE EXCHANGED-FOR FUNDS' SHARES IS NOT COUNTED WHEN CALCULATING ANY APPLICABLE CDSC OR LIMITED CDSC. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2002 will be eligible for the second year's charge if redeemed on or after October 1, 2003. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares not subject to a CDSC and then from shares held the longest. CSAMSI receives any CDSC directly.


                               EXCHANGE PRIVILEGE

            An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. A Class A shareholder of the Funds or Class B or Class C shareholder of the Cash Reserve Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge or sales charge differential, or for shares of another Credit Suisse money market fund without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.


            If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge. The Funds may refuse exchange purchases at any time without prior notice. Certain Credit Suisse Funds into which shares are exchanged may require that the shareholder hold the shares for up to 12 months to avoid a Limited CDSC.


            The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

            The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES


            The discussion set out below of tax considerations generally affecting a Fund and its shareholders is intended to be only a summary of certain material U.S. federal tax considerations and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


            As described above and in the Funds' Prospectus, the Tax Exempt Fund is designed to provide investors with current income which is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes. The Tax Exempt Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Tax Exempt Fund would not be suitable for tax-exempt institutions, individual retirement plans, employee benefit plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.


            The Funds and Their Investments.



            Each Fund intends to continue to qualify as a "regulated investment company" under the Code each taxable year. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



            As a regulated investment company, each Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code 's timing and other requirements. However, any taxable income or gain it does not distribute will be subject to tax at regular corporate rates.



            The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.


            Although each Fund expects to be relieved of all or substantially all federal income tax liability, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of a Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any taxes paid by a Fund would reduce the amount of income and gains available for distribution to its shareholders.





            If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions (including amounts derived from interest on tax-exempt obligations), to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest income. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

            Foreign Investments.



            Investors in the Cash Reserve Fund should be aware that it is possible that some portion of the Fund's income from investments in obligations of foreign banks could subject to foreign taxes. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.



            Taxation of Shareholders.



            Because the Tax Exempt Fund will distribute tax-exempt interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes and New York State and New York City personal income tax purposes. In addition, if a shareholder of the Tax Exempt Fund holds shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Code may require a shareholder, if he or she receives tax-exempt interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Tax Exempt Fund which represents income derived from so-called "private activity bonds" held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some of the Tax Exempt Fund's dividends may be a tax preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they (i) may be "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) are subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.



            Dividends and Distributions. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to United States shareholders as ordinary income, whether paid in cash or shares. While each Fund does not expect to realize net long-term capital gains, any such realized gains will be distributed as described in the Prospectus ("capital gain dividends"), will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's taxable year. A shareholder of a Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.



            Sale of Shares. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. This rule will apply to a sale of shares of the Tax Exempt Fund only to the extent the loss is not disallowed under the provision described above.





            Notices. Each shareholder of the Cash Reserve Fund will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.


            Each shareholder of the Tax Exempt Fund will receive an annual statement as to the federal income tax status and New York State and New York City personal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to the Fund's dividends and distributions. The dollar amount of dividends excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxation and the dollar amounts subject to federal income taxes and New York State and New York City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder's investment in the Fund. In the event that the Fund derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.


            Backup Withholding. A Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liability.

             THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX
        CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS
       ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE
       PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                             DETERMINATION OF YIELD

            From time to time, each Fund may quote its yield, effective yield and tax equivalent yield, as applicable, in advertisements or in reports and other communications to shareholders.


            The Cash Reserve Fund's yield and effective yield for the seven-day period ended on December 31, 2002 were 1.01% and 1.01%, respectively, for the Common Class shares and .76% and .76%, respectively, for the Class A shares. In the absence of waivers, these yields would have been .79% and .79%, respectively, for the Common Class shares and .54% and .54%, respectively, for the Class A shares.



            The Tax Exempt Fund's yield, effective yield and tax equivalent yield for the seven-day period ended on December 31, 2002, was .94%, .94% and 1.85% (based on a 49.10% total of 3 tax rates), respectively, for the Common Class shares and .69%, .69% and 1.36% (based on a 49.10% total of 3 tax rates), respectively, for the Class A shares. In the absence of waivers these yields would have been .78%, .78% and 1.53%, respectively, for the Common Class shares and .53%, .53% and 1.04%, respectively, for the Class A shares.


            Yields for the Cash Reserve Fund's Class B and C shares are not presented because those shares have not yet been offered. Each Fund's seven-day yield is calculated by (i) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted,
(ii) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and (iii) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Each Fund's seven-day compound effective annualized yield is calculated by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. The Tax Exempt Fund's tax equivalent yield is calculated by dividing that portion of the base period return which is exempt from federal, New York State and New York City personal income taxes by 1 minus the highest marginal federal, New York State and New York City individual income tax rates and adding the quotient to that portion, if any, of the yield which is not exempt from those taxes.

            Each Fund's yield will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, the Fund's yield will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. In comparing the Fund's yield with that of other money market funds, investors should give consideration to the quality and maturity of the portfolio securities of the respective funds.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL


            PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The Funds' financial statements for the fiscal year ended December 31, 2002 that are incorporated by reference in this Statement of Additional Information have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.



            Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York, 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.


                                  MISCELLANEOUS


            As of March 4, 2003, the name, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:

                                CASH RESERVE FUND


                                          Common                                Class A
                                          Shares                                Shares
                                          ------                                ------
American Enterprise Investment SVCS**                                           34.11%
FBO 195706131
P.O. Box 9446
Minneapolis, MN 55440-9446

Glenn R Shurtz                                                                  18.89%
and Sherrie W. Shurtz
Comm Prop
3601 Lake Aspen Dr. N.
Gretna, LA 70056-8349

Fiduciary Trust Co International**       26.20%
Cust A/C Attn: Felyce Porr
Securities Services Group
Church Street Station
P.O. Box 3199
New York, NY 10008-3199

Neuberger Berman**                       24.65%
#114000
Attn: Operations Control Dept
Ron Staib
55 Water Street, Fl 27
New York, NY 10041-0004

ADVO Inc #299000                         5.43%
Attn: Chris Hutter VP/Treasurer
1 Univac Lane
Windsor, CT 06095-2629

The Bank of New York**                   5.29%
c/o Frank Notaro
Special Processing Dept, 2nd Fl
One Wall Street
New York, NY 10005-2588

                            New York Tax Exempt Fund


                                                        Common                                 Class A
                                                        Shares                                 Shares
                                                        ------                                 ------
American Enterprise Investment SVCS**                                                          70.71%
FBO 219984551
P.O. Box 9446
Minneapolis, MN 55440-9446

First Clearing Corporation                                                                     27.89%
A/C 1834-1512
Barbara R Brown and
Anthony R. Brown MD
1501 Fairway Green
Mamaroneck, NY 10543-4342

Fiduciary Trust Co International**                      56.18%
Cust A/C Attn Felyce Porr
Securities Services Group
Church Street Station
P.O. Box 3199
New York, NY 10008-3199

Neuberger & Berman #114000**                            34.82%
Attn:  Operations Control Dept
Steve Gallaro
55 Water St Fl 27
New York, NY 10041-0004


** The Fund does not believe that these entities are the beneficial owners of the shares held of record by them.

                              FINANCIAL STATEMENTS

            Each Fund's audited Annual Report(s) for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. Each Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                    APPENDIX

                     Description of Commercial Paper Ratings


            Commercial paper rated A-1 by the Standard & Poor's Division of the Mc-Graw-Hill Companies Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.



            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor Service, ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.






            Fitch, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

                   Description of Municipal Securities Ratings

            The following summarizes the highest two ratings used by S&P for Municipal Securities:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            To provide more detailed indications of credit quality, the "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            The following summarizes the highest two ratings used by Moody's for bonds:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

            The following summarizes the two highest ratings used by S&P for short-term notes:

            SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

            SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

            The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

            MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

            MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

            Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.



            Fitch, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

                                     PART C

                                OTHER INFORMATION

Item 23.          Exhibits


Exhibit No.         Description of Exhibit
-----------         ----------------------
a(1)                Articles of Incorporation dated October 31, 1984.(1)

a(2)                Articles of Amendment dated November 12, 1996.(2)

a(3)                Articles Supplementary dated November 12, 1996.(2)

a(4)                Articles of Amendment dated February 27, 2001.(3)

a(5)                Articles Supplementary dated October 23, 2001.(4)

a(6)                Articles of Amendment dated October 17, 2001.(5)

b(1)                Amended and Restated By-Laws as adopted February 7, 1990.(1)

b(2)                Amendment to By-Laws dated October 27, 1995.(6)

b(3)                Amendment to the By-Laws dated February 6, 1998.(7)

b(4)                Amended By-Laws dated February 5, 2001.(8)


(1) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A for Credit Suisse New York Tax Exempt Fund, Inc., filed on June 28, 1995 (Securities Act File No. 2-94841).

(2) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A for Credit Suisse New York Tax Exempt Fund, Inc., filed on June 25, 1997 (Securities Act File No. 2-94841).

(3) Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A for Credit Suisse New York Tax Exempt Fund, Inc. filed on April 28, 2001 (Securities Act File No. 2-94841).

(4) Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A for Credit Suisse New York Tax Exempt Fund, Inc. filed on November 8, 2001 (Securities Act File No. 2-94841).


(5) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A for Credit Suisse New York Tax Exempt Fund, Inc., filed on April 5, 2002 (Securities Act File No. 2-94841).






(6) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc., filed on July 1, 1996 (Securities Act File No. 2-94840).






(7) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A for Credit Suisse Global Health Sciences Fund, Inc. filed on February 23, 1998 (Securities Act File No. 333-15419).






(8) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).

Exhibit No.         Description of Exhibit
-----------         ----------------------
b(5)                Amendment to By-Laws dated March 26, 2001.(3)

b(6)                Amendment to By-Laws dated December 12, 2001.(5)

b(7)                Amendment to By-Laws dated February 12, 2002.

c                   Form of certificates for common stock.(9)

d(1)                Investment Advisory Agreement dated July 6, 1999.

d(2)                Co-Administration Agreement with CSAMSI dated November 1,
                    1999.

d(3)                Co-Administration Agreement with State Street Bank and Trust
                    Company ("State Street") dated March 18, 2002.(10)

e(1)                Distribution Agreement with Credit Suisse Asset Management,
                    Inc. ("CSAMSI") dated August 1, 2000.

e(2)                Amendment to Distribution Agreement with CSAMSI dated
                    October 2, 2001.

f                   Not applicable.

g(1) Custodian Agreement with State Street Bank and Trust Company dated October 20, 2000 ("State Street").(11)

g(2)                Amendment to Custodian Agreement with State Street dated
                    April 26, 2001.(12)

g(3)                Amendment to Custodian Agreement with State Street dated May
                    16, 2001.(12)






(9) Incorporated by reference; material provisions of this exhibit substantially similar to those of this exhibit in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund filed on June 28, 1995 (Securities Act File No. 2-94840).






(10) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic small Cap Fund, Inc. filed on May 3, 2002 (Securities Act File No. 333-64554).












(11) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).



(12) Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

Exhibit No.         Description of Exhibit
-----------         ----------------------
g(4)                Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001.(12)

h(1)                Transfer Agency and Service Agreement with Boston Data
                    Financial Data Services, Inc. dated February 1, 2001.

(2)                 Amendment to Transfer Agency and Service Agreement with
                    Boston Data Financial Data Services, Inc. dated December 31,
                    2002.

i                   Opinion and Consent of Willkie Farr & Gallagher.(13)

j(1)                Consent of PricewaterhouseCoopers LLP.

(2)                 Powers of Attorney.

k                   Not applicable.

l(1)                Purchase Agreement dated April 17, 1985.

(2)                 Purchase Agreement dated October 2, 2001.

m(1)                Shareholder Servicing and Distribution Plan for Common Class
                    Shares dated November 16, 2000.

(2)                 Distribution Plan for Advisor Class Shares dated November
                    16, 2000.

(3)                 Class A Distribution Plan dated October 2, 2001.(14)

n                   Amended Rule 18f-3 Plan dated November 12, 2001.(14)

o                   Not applicable.

p                   Not filed as an exhibit because Registrant is a Money Market
                    Fund.


Item 24. Persons Controlled by or Under Common Control with Registrant

                  From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant Fund's shares on behalf of discretionary


(13) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A for Credit Suisse New York Tax Exempt Fund, Inc., filed on April 28, 1995 (Securities Act File No. 2-94841).






(14) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc., filed on November 8, 2001 (Securities Act File No. 2-94840).

advisory clients. CSAM, LLC has two wholly-owned subsidiaries: Warburg, Pincus Asset Management International, Inc., a Delaware corporation, and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.


Item 25.          Indemnification

                           Registrant, and officers and directors of CSAM, LLC,
CSAMSI and Registrant, are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement of Warburg, Pincus Trust (Securities Act File No. 33-58125), filed on March 17, 1995.

Item 26(a).       Business and Other Connections of
                  Investment Adviser

                           CSAM, LLC acts as investment adviser to Registrant.
CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to the Form ADV filed by CSAM, LLC (SEC File No. 801-37170).







Item 27.          Principal Underwriter


                           (a) CSAMSI acts as distributor for Registrant, as
well as for Credit Suisse Institutional Fund; Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional International Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Institutional U.S. Core Equity Fund; Credit Suisse Institutional Fixed Income Fund; Credit Suisse Capital Funds; Credit Suisse Opportunity Funds; Credit Suisse Global Financial Services Fund; Credit Suisse Global New Technologies Fund; Credit Suisse Global Technology Fund; Credit Suisse Capital Appreciation Fund; Credit Suisse Cash Reserve Fund; Credit Suisse Emerging Growth Fund; Credit Suisse Emerging Markets Fund; Credit Suisse European Equity Fund; Credit Suisse Fixed Income Fund; Credit Suisse Select Equity Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global Health Sciences Fund; Credit Suisse Global Post-Venture Capital Fund; Credit Suisse Investment Grade Bond Fund; Credit Suisse International Focus Fund; Credit Suisse Japan Growth Fund; Credit Suisse Municipal Bond Fund; Credit Suisse New York Municipal Fund; Credit Suisse Strategic Small Cap Fund; Credit Suisse Small Cap Growth Fund; Credit Suisse Trust; Credit Suisse Trust II and Credit Suisse Strategic Value Fund.


                           (b) For information relating to each director,
officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.

                           (c) None.

Item 28.          Location of Accounts and Records


                           (1) Credit Suisse New York Tax Exempt Fund, Inc. 466 Lexington Avenue
                                    New York, New York 10017-3140
                                    (Fund's articles of incorporation, by-laws and minute books)






                           (2)      Credit Suisse Asset Management Securities,
                                    Inc.
                                    466 Lexington Avenue
                                    New York, New York 10017-3140
                                    (records relating to its functions as
                                    co-administrator and distributor)



                           (3)      Credit Suisse Asset Management, LLC
                                    466 Lexington Avenue
                                    New York, New York 10017-3140
                                    (records relating to its functions as
                                    investment adviser)



                           (4)      State Street Bank and Trust Company
                                    225 Franklin Street
                                    Boston, Massachusetts 02110
                                    (records relating to its functions as
                                    co-administrator and custodian)



                           (5)      Boston Financial Data Services, Inc.
                                    2 Heritage Drive
                                    North Quincy, Massachusetts 02177
                                    (records relating to its functions as
                                    transfer agent and dividend disbursing
                                    agent)


Item 29.          Management Services

                           Not applicable.

Item 30.          Undertakings

                           Not applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 10th day of April, 2003.



                                    CREDIT SUISSE NEW YORK TAX EXEMPT
                                    FUND, INC.



                               By: /s/ Joseph D. Gallagher
                                   -----------------------
                                   Joseph D. Gallagher
                                   Chairman (Chief Executive Officer)


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


Signature                                               Title                           Date
---------                                               -----                           ----
/s/Joseph D. Gallagher                           Chairman (Chief Executive           April 10, 2003
----------------------                           Officer)
Joseph D. Gallagher

/s/Michael A. Pignataro                          Treasurer and Chief Financial       April 10, 2003
-----------------------                          Officer
   Michael A. Pignataro

/s/William W. Priest*                            Director                            April 10, 2003
-----------------------
   William W. Priest

/s/Richard H. Francis*                           Director                            April 10, 2003
-----------------------
   Richard H. Francis

/s/Jack W. Fritz*                                Director                            April 10, 2003
-----------------------
   Jack W. Fritz

/s/Jeffrey E. Garten*                            Director                            April 10, 2003
-----------------------
   Jeffrey E. Garten

/s/James S. Pasman, Jr.*                         Director                            April 10, 2003
------------------------
   James S. Pasman, Jr.

/s/Steven N. Rappaport*                          Director                            April 10, 2003
------------------------
   Steven N. Rappaport

/s/Peter F. Krogh*                               Director                            April 10, 2003
------------------
   Peter F. Krogh

*By: /s/Michael A. Pignataro
     -----------------------
        Michael A. Pignataro as Attorney-in-Fact

                                INDEX TO EXHIBITS


Exhibit No.       Description of Exhibit
-----------       ----------------------
b(7)              Amendment to By-Laws dated February 12, 2002.

d(1)              Investment Advisory Agreement dated July 6, 1999.

 (2)              Co-Administration Agreement with CSAMSI dated November 1, 1999.

e(1)              Distribution Agreement with Credit Suisse Asset Management, Inc. ("CSAMSI") dated August 1, 2000.

 (2)              Amendment to Distribution Agreement with CSAMSI dated October 2, 2001

h(1)              Transfer Agency and Service Agreement with Boston Data Financial Data Services, Inc. dated February 1, 2001.

 (2)              Amendment to Transfer Agency and Service Agreement with Boston Data Financial Data Services, Inc.

j(1)              Consent of PricewaterhouseCoopers LLP, Independent Accountants.

 (2)              Powers of Attorney.

l(1)              Purchase Agreement dated April 17, 1985.

 (2)              Purchase Agreement dated October 2, 2001.

m(1)              Shareholder Servicing and Distribution Plan for Common Class Shares dated November 16, 2000.

 (2)              Distribution Plan for Advisor Class Shares dated November 16, 2000.